UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Section 240.14a-12

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 21, 2011
October 24, 2011

Dear Stockholder:

You are invited to attend the Annual Meeting of Stockholders of China North East Petroleum Holdings Limited (the “Company,” “we” or “our”), which will be held at our corporate offices at Foster Mansion, 85 Pu Jiang Road, Suite 1413, Nang Gang, Harbin, People’s Republic of China 150010, on Monday, November 21, 2011, at 10:00 a.m. (China Time).

We discuss the matters to be acted upon at the meeting in more detail in the attached Notice of Annual Meeting and Proxy Statement. At the Annual Meeting, we will ask you to consider the following proposals:

•	To elect Hongjun Wang, Jingfu Li, Ruishi Hu, Yau-Sing Tang and John Robert Nicholls as directors of the Board, each to serve as a director until the 2012 Annual Meeting of Stockholders;

•	To ratify the appointment of Baker Tilly Hong Kong Limited as the Company’s independent registered public accounting firm;

•	To approve an amendment to the Company’s 2006 Stock Option / Stock Issuance Plan to increase the number of shares reserved thereunder by 2,500,000.

•	To hold a non-binding advisory vote regarding executive compensation;

•	To hold a non-binding advisory vote on the frequency of the vote regarding executive compensation; and

•	To transact such other business as may properly come before the Annual Meeting or any adjustment or postponement thereof.

Included with the proxy statement is a copy of our annual report on Form 10-K/A for the fiscal year ended December 31, 2010. We encourage you to read the Form 10-K/A. It includes our audited financial statements and information about our operations, markets and products.

You can vote by signing and returning the enclosed proxy card in the postage prepaid envelope provided or via facsimile. Returning the proxy card by mail or by facsimile will ensure your representation at the meeting but does not deprive you of your right to attend the meeting and to vote your shares in person. The Proxy Statement explains more about how to vote by proxy. Please read it carefully.

We hope that you can attend the Annual Meeting. You will be required to present photo identification to gain admission to the Annual Meeting. Whether or not you plan to attend, you can be sure that your shares are represented at the meeting by promptly voting by one of the methods provided. Any stockholder attending the Annual Meeting may vote in person, even if that stockholder has returned a proxy. Your vote is important, whether you own a few shares or many.

If you have questions concerning the Annual Meeting or your stock ownership, please call our Corporate Secretary, Chao Jiang, in our New York office at (212) 307-3568. Thank you for your continued support of China North East Petroleum Holdings Limited.

Very truly yours,

/s/Jingfu Li
Jingfu Li
Acting Chief Executive Officer

This notice of annual meeting and proxy statement and form of proxy are first being mailed to our stockholders on or about October 27, 2011.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 21, 2011

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED
455 Park Avenue
New York, New York 10022

October 24, 2011

To the Stockholders of

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED:

NOTICE IS HEREBY given that the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of China North East Petroleum Holdings Limited (the “Company”) will be held at our corporate offices at Foster Mansion, 85 Pu Jiang Road, Suite 1413, Nang Gang, Harbin, People’s Republic of China 150010, on Monday, November 21, 2011 at 10:00 a.m. (China Time) for the following purposes:

•	To elect Hongjun Wang, Jingfu Li, Ruishi Hu, Yau-Sing Tang and John Robert Nicholls as directors of the Board, each to serve as a director until the 2012 Annual Meeting of Stockholders;

•	To ratify the appointment of Baker Tilly Hong Kong Limited as the Company’s independent registered public accounting firm;

•	To approve an amendment to the Company’s 2006 Stock Option / Stock Issuance Plan to increase the number of shares reserved thereunder by 2,500,000;

•	To hold a non-binding advisory vote regarding executive compensation;

•	To hold a non-binding advisory vote on the frequency of the vote regarding executive compensation; and

•	To transact such other business as may properly come before the Annual Meeting or any adjustment or postponement thereof.

More information about this business item is described in the proxy statement accompanying this notice. Any of the above matters may be considered at the Annual Meeting at the date and time specified above or at an adjournment or postponement of such meeting.

Your vote is important. Whether or not you plan to attend the meeting in person, it is important that your shares be represented. Please vote as soon as possible.

Very truly yours,

/s/Jingfu Li
Jingfu Li
Acting Chief Executive Officer

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS INSTRUCTED.

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To be held November 21, 2011

TABLE OF CONTENTS

PROXY STATEMENT – GENERAL	1
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING	1
CORPORATE GOVERNANCE AND BOARD MATTERS	6
THE BOARD OF DIRECTORS AND ITS COMMITTEES	8
DIRECTOR COMPENSATION	11
PROPOSAL ONE: ELECTION OF DIRECTORS	12
PROPOSAL TWO: RATIFICATION OF AUDITORS	15
PROPOSAL THREE: APPROVAL OF AN AMENDMENT TO THE 2006 STOCK OPTION / STOCK ISSUANCE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED THEREUNDER BY 2,500,000	17
PROPOSAL FOUR: NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION	20
PROPOSAL FIVE: ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON NAMED EXECUTIVE COMPENSATION	21
SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	22
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	23
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	23
EXECUTIVE OFFICERS OF THE COMPANY	24
EQUITY COMPENSATION PLAN INFORMATION	26
HOUSEHOLDING	28
OTHER MATTERS	28
REPORT OF THE AUDIT COMMITTEE	29

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED
PROXY STATEMENT FOR 2011 ANNUAL MEETING OF STOCKHOLDERS

GENERAL

These proxy materials are furnished to you for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on Monday, November 21, 2011 at 10:00 a.m. (China Time), or at any postponement or adjournment of the Annual Meeting, for the purposes set forth herein and in the foregoing Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at our principal executive offices located at Foster Mansion, 85 Pu Jiang Road, Suite 1413, Nang Gang, Harbin, People’s Republic of China 150010. Stockholders are invited to attend the Annual Meeting and are asked to vote on the proposals described in this proxy statement.

Copies of this proxy statement and of the Company’s annual report on Form 10-K/A for the fiscal year ended December 31, 2010 have been furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of common stock of the Company held in their names. The Company’s annual report on Form 10-K/A for the fiscal year ended December 31, 2010, as filed with the Securities and Exchange Commission, is also available from the Company, without charge, upon request made in writing to the Company’s Corporate Secretary, Chao Jiang, 445 Park Avenue, New York, NY 10022. We will also furnish any exhibit to the 2010 Annual Report on Form 10-K/A if specifically requested in writing. A copy of our 2010 Annual Report on Form 10-K/A is also available on the website of the Securities and Exchange Commission. Your attention is directed to the financial statements and Management’s Discussion and Analysis in such annual report, which provides additional important information concerning the Company. This notice of annual meeting and proxy statement and form of proxy are first being mailed to our stockholders on or about October 27, 2011.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Q:           What is the purpose of the Annual Meeting?

A:           To vote on the following proposals:

•	To elect Hongjun Wang, Jingfu Li, Ruishi Hu, Yau-Sing Tang and John Robert Nicholls as directors of the Board, each to serve as a director until the 2012 Annual Meeting of Stockholders;

•	To ratify the appointment of Baker Tilly Hong Kong Limited as the Company’s independent registered public accounting firm;

•	To approve an amendment to the Company’s 2006 Stock Option / Stock Issuance Plan to increase the number of shares reserved thereunder by 2,500,000;

•	To hold a non-binding advisory vote regarding executive compensation;

•	To hold a non-binding advisory vote on the frequency of the vote regarding executive compensation; and

•	To transact such other business as may properly come before the Annual Meeting or any adjustment or postponement thereof.

Q:           What are the Board of Directors’ recommendations?

A:           The Board recommends a vote:

•	“FOR” the election of Hongjun Wang, Jingfu Li, Ruishi Hu, Yau-Sing Tang and John Robert Nicholls as directors of the Board, each to serve as a director until the 2012 Annual Meeting of Stockholders;

•	“FOR” the ratification of the appointment of Baker Tilly Hong Kong Limited as the Company’s independent registered public accounting firm;

•	“FOR” the approval of an amendment to the Company’s 2006 Stock Option / Stock Issuance Plan to increase the number of shares reserved thereunder by 2,500,000;

•	“FOR” the approval of our executive compensation; and

•	“FOR” a vote on executive compensation every “3 YEARS.”

Q:           Who is entitled to vote at the meeting?

A:           Stockholders Entitled to Vote.  Stockholders who our records show owned shares of China North East Petroleum Holdings Limited at the close of business on October 10, 2011 (the “Record Date”) may vote at the Annual Meeting. On the Record Date, we had a total of 35,584,860 shares of Common Stock issued and outstanding, which were held of record by 91 stockholders. The stock transfer books will not be closed between the Record Date and the date of the meeting. Each share of China North East Petroleum Holdings Limited Common Stock Stock is entitled to one vote.

Registered Stockholders. If your shares are registered directly in your name with China North East Petroleum Holdings Limited’s transfer agent, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent to you by China North East Petroleum Holdings Limited. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Street Name Stockholders. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name. These proxy materials are being forwarded to you by your broker or nominee, who is considered, with respect to those shares, the record holder. As the beneficial owner, you have the right to direct your broker or nominee how to vote, and you are also invited to attend the Annual Meeting. However, since you are not the record holder, you may not vote these shares in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Your broker or nominee has enclosed a voting instruction card for you to use.

Q:           Can I attend the meeting in person?

A:           You are invited to attend the Annual Meeting if you are a registered stockholder or a street name stockholder as of October 10, 2011. In addition, you will be required to present photo identification, such as a driver’s license or passport, to gain admission to the Annual Meeting.

Q:           How can I vote my shares?

A:           Registered Stockholders:  Registered stockholders may vote in person at the Annual Meeting or by one of the following methods:

By Mail. Complete, sign and date the enclosed proxy card and return it in the prepaid envelope provided; or

By Fax. Complete, sign and date the enclosed proxy card and fax to Interwest Transfer Co., Inc. at (801) 277-3147.

Please note that voting facilities for registered stockholders will close at 5:00 p.m. Pacific Time on November 18, 2011.

Street Name Stockholders: If your shares are held by a broker, bank or other nominee, you must follow the instructions on the form you receive from your broker, bank or other nominee in order for your shares to be voted. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting to vote your shares.

Based on the instructions provided by the broker, bank or other holder of record of their shares, street name stockholders may generally vote by one of the following methods:

By Mail. You may vote by signing, dating and returning your voting instruction card in the enclosed pre-addressed envelope;

By Methods Listed on Voting Instruction Card. Please refer to your voting instruction card or other information forwarded by your bank, broker or other holder of record to determine whether you may vote by mail or fax, and follow the instructions on the voting instruction card or other information provided by the record holder; or

In Person with a Proxy from the Record Holder. A street name stockholder who wishes to vote at the Annual Meeting will need to obtain a legal proxy from his or her bank or brokerage firm. Please consult the voting instruction card sent to you by your bank or broker to determine how to obtain a legal proxy in order to vote in person at the Annual Meeting.

Q:           If I sign a proxy, how will it be voted?

A:           When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. However, if no specific instructions are given, the shares will be voted in accordance with the above recommendations of our Board of Directors. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote?”

Q:           What should I do if I get more than one proxy or voting instruction card?

A:           Stockholders may receive more than one set of voting materials, including multiple copies of these proxy materials and multiple proxy cards or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive a separate voting instruction card for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one proxy card. You should sign and return all proxies and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are voted.

Q:           Can I change my vote or otherwise revoke my proxy?

A:           You may change your vote at any time prior to the vote at the Annual Meeting. To revoke your proxy instructions and change your vote if you are a stockholder of record, you must (i) attend the Annual Meeting and vote your shares in person, (ii) advise our Corporate Secretary, Chao Jiang, at either our principal executive office or our New York office in writing before the proxy holders vote your shares, or (iii) deliver later dated and signed proxy instructions before the proxy holders vote your shares.

Q:           What happens if I decide to attend the Annual Meeting but I have already voted or submitted a proxy covering my shares?

A:           You may attend the meeting and vote in person even if you have already voted or submitted a proxy. Please be aware that attendance at the Annual Meeting will not, by itself, revoke a proxy. If a bank, broker or other nominee holds your shares and you wish to attend the Annual Meeting and vote in person, you must obtain a “legal proxy” from the record holder of the shares giving you the right to vote the shares.

Q:           What quorum is required for the Annual Meeting?

A:           At the Annual Meeting, the presence in person or by proxy of one-half of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required for the Annual Meeting to proceed. If you have returned valid proxy instructions or attend the Annual Meeting in person, your Common Stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting.

Q:            How are votes counted?

A:            Each share of our common stock outstanding on the Record Date is entitled to one vote on each of the five director nominees and one vote on each other matter. Cumulative voting is not permitted for the election of directors.

In the election of directors, the five nominees receiving the highest number of “FOR” votes at the annual meeting will be elected. The proposals for the ratification of the independent registered public accounting firm, the approval of an amendment to the 2006 Stock Option / Stock Issuance Plan to increase the number of shares and the non-binding resolution to approve the compensation of our named executive officers (the “Say on Pay Vote”) requires the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on each proposal at the annual meeting. The advisory vote on the frequency of the Say on Pay Vote will be decided in favor of the selection receiving the highest number of votes at the annual meeting. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner, such as the proposals related to the election of directors, and voting instructions are not given. In tabulating the voting results for the proposals related to the election of directors, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of proposals related to the election of directors, assuming that a quorum is obtained. Abstentions have the same effect as votes against any matter being voted on at the annual meeting.

Q:            Who will tabulate the votes?

A:           The Company will designate Interwest Transfer Co., Inc. as the Inspector of Election who will tabulate the votes.

Q:           Who is making this solicitation?

A:           This proxy is being solicited on behalf of the Company’s Board of Directors.

Q:           Who pays for the proxy solicitation process?

A:           China North East Petroleum Holdings Limited will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We also have hired Georgeson, Inc. to assist us in the distribution of proxy materials and the solicitation of votes described above. We will pay Georgeson, Inc. a fee of $11,500 and reimburse them for customary costs and expenses associated with these services. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by facsimile. None of these individuals will receive any additional or special compensation for doing this, although we will reimburse these individuals for their reasonable out-of-pocket expenses.

Q:           What is the deadline to propose actions for consideration or to nominate individuals to serve as directors?

A:   Although the deadline for submitting proposals or director nominations for consideration at the 2011 annual meeting has passed, you may submit proposals for consideration at future stockholder meetings.

Stockholder Proposals: For a stockholder proposal to be considered for inclusion in the Company’s proxy statement for the 2012 annual meeting, the written proposal must be received by the Company’s Corporate Secretary at the address below no later than June 29, 2012. If the date of the 2012 annual meeting is moved more than 30 days before or after the anniversary date of the 2011 annual meeting, the deadline for inclusion of proposals in the Company’s proxy statement for the 2012 annual meeting is instead a reasonable time before the Company begins to print and mail its proxy materials for the 2012 annual meeting. Such proposals also will need to comply with SEC Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

China North East Petroleum Holdings Limited
ATTN: Corporate Secretary
445 Park Avenue
New York, NY 10022

For a stockholder proposal that is not intended to be included in the Company’s proxy statement under Rule 14a-8, the written proposal must be received by the Company’s Corporate Secretary at the address above no later than September 12, 2012 (45 days before anniversary of date materials are sent in 2011). If the date of the 2012 annual meeting is moved more than 30 days before or after the anniversary date of the 2011 annual meeting, the deadline for proposals that are not intended to be included in the Company’s proxy statement under Rule 14a-8 is instead a reasonable time before the Company begins to print and mail its proxy materials for the 2012 annual meeting.

Recommendation of Director Candidates:  The Nominating and Corporate Governance Committee will consider recommendations for candidates to the Board from the Company’s stockholders. A stockholder that desires to recommend a candidate for election to the Board must direct the recommendation in writing to China North East Petroleum, Suite 1413, Foster Mansion, 85 Pu Jiang Road, Nan Gang, Harbin, China, 150010 Attention: Nominating and Corporate Governance Committee, or 445 Park Avenue, New York, NY 10022, Attn: Nominating and Corporate Governance Committee, and must include the information set forth in the Nominating and Corporate Governance Committee’s Charter, including the candidate’s name, age, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company, written evidence that the candidate is willing to serve as a director of the Company if nominated and elected and evidence of the nominating person’s ownership of Company common stock.

Copy of Director Recommendation Requirements:  You may contact the Company’s Corporate Secretary at our principal executive offices for a copy of the relevant provisions regarding the requirements for making recommendations of director candidates.

Q:            What should I do if I get more than one proxy or voting instruction card?

A:            Shareholders may receive more than one set of voting materials, including multiple copies of the notice, these proxy materials and multiple proxy cards or voting instruction cards. For example, shareholders who hold shares in more than one brokerage account may receive separate notices for each brokerage account in which shares are held. Shareholders of record whose shares are registered in more than one name will receive more than one Notice. You should vote in accordance with all of the notices you receive relating to our Annual Meeting to ensure that all of your shares are voted.

Q:            How do I obtain a separate set of proxy materials or request a single set for my household?

A:            If you share an address with another stockholder and have the same last name, you will receive only one set of proxy materials (including our annual report on Form 10-K/A and proxy statement). If you wish to receive a separate proxy statement at this time, please request the additional copy by contacting our transfer agent, Interwest Transfer Co., Inc. by telephone at (801) 272-9294, or by facsimile at (801) 277-3147.

You may also request to receive a separate annual report and a separate proxy statement by contacting our Corporate Secretary at our New York officer at 445 Park Avenue New York, NY 10022, (212) 307-3568, by email at info@cnepetroleum.com.  A copy of the annual report and proxy statement is also available on the internet at http://www.shareholdermaterial.com/nep.

Q:           What if I have questions about lost stock certificates or need to change my mailing address?

A:           You may contact our transfer agent Interwest Transfer Co., Inc., by telephone at (801) 272-9294 or by facsimile at (801) 277-3147, if you have lost your stock certificate or need to change your mailing address.

CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance Guidelines

The Company’s Corporate Governance Guidelines address the duties of the Board of Directors, director qualifications and selection process, director independence and compensation, Board meetings and procedures, Board committee matters and other principles. The Guidelines also provide for annual self-evaluations by the Board and its committees. The Board reviews the Guidelines on an annual basis. The Guidelines are available on the Company’s website at www.cnepetroleum.com.

Director Independence

Our Board of Directors consists of five members.  The Company has adopted the director independence standards promulgated by NYSE Amex LLC. Based on these standards, the Board has determined that all of the members of the Board of Directors, except for Messrs. Wang and Li are “independent” as defined under the director independence standards for NYSE Amex LLC. The three independent directors are Ruishi Hu, Yau-Sing Tang and, pending his election to the Board, John Robert Nicholls.

Director Nominations

The Nominating and Corporate Governance Committee is responsible for identifying, screening and recommending candidates for election to the Company’s Board of Directors. The Committee reviews the business experience, education and skills of candidates as well as character and judgment. The Nominating and Corporate Governance Committee does not have a formal policy concerning diversity. The factors set forth above, and others considered useful by the Board, are reviewed in the context of an assessment of the perceived needs of the Board at a particular point in time. Directors must also possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of all shareholders. Board members are expected to diligently prepare for, attend and participate in all Board and applicable Committee meetings. Each Board member is expected to see that other existing and future commitments do not materially interfere with the member’s service as a Director.

The Corporate Governance Committee also reviews whether a potential candidate will meet the Board’s independence standards and any other director or committee membership requirements imposed by law, regulation or stock exchange rules.

Director candidates recommended by the Corporate Governance Committee are subject to full Board approval and subsequent election by the shareholders. The Board of Directors is also responsible for electing directors to fill vacancies on the Board that occur due to retirement, resignation, expansion of the Board or other events occurring between the shareholders’ annual meetings. The Committee may retain a search firm, from time to time, to assist in identifying and evaluating director candidates. When a search firm is used, the Committee provides specified criteria for director candidates, tailored to the needs of the Board at that time, and pays the firm a fee for these services. Recommendations for director candidates are also received from Board members and management and may be solicited from professional associations as well.

The Nominating and Corporate Governance Committee will consider recommendations of director candidates received from shareholders on the same basis as recommendations of director candidates received from other sources. The director selection criteria discussed above will be used to evaluate all recommended director candidates. Shareholders who wish to suggest an individual for consideration for election to the Company’s Board of Directors may submit a written recommendation to the Nominating and Corporate Governance Committee by sending it to: China North East Petroleum, Suite 1413, Foster Mansion, 85 Pu Jiang Road, Nan Gang, Harbin, China, 150010 Attention: Nominating and Corporate Governance Committee, or 445 Park Avenue, New York, NY 10022, Attn: Nominating and Corporate Governance Committee.

Shareholder recommendations must contain the following information:

•
The director candidate’s detailed biographical information, including business and current residence addresses, as well as residence addresses for the past 20 years, current employment and employment history (name and address of employer and job title) for the past 10 years (or such shorter period as the candidate has been in the workforce), educational background

•	The candidate’s consent for a background check;
•	The number of shares of common stock of the Company beneficially owned by the candidate;
•
The information that would be required to be disclosed by the Company about the candidate under the rules of the SEC in a Proxy Statement soliciting proxies for the election of such candidate as a director;

•	A signed consent of the nominee to serve as a director of the Company, if nominated and elected; and
•	Such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company.

Stockholders must follow certain procedures to recommend to the Nominating Committee candidates for election as directors. In general, in order to provide sufficient time to enable the Nominating Committee to evaluate candidates recommended by stockholders in connection with selecting candidates for nomination in connection with the Company’s annual meeting of stockholders, the Corporate Secretary must receive the stockholder’s recommendation not less than sixty (60) days nor more than ninety (90) days prior to the anniversary of the mailing of the proxy statement for the annual meeting of stockholder for the preceding year.

Director Communications

Shareholders and other interested parties may contact any or all of the Company’s Directors by writing to the Board of Directors or to the Secretary, China North East Petroleum Holdings Inc., Suite 1413, Foster Mansion, 85 Pu Jiang Road, Nan Gang, Harbin, China, 150010 or 445 Park Avenue, New York, NY 10022.

Communications received are distributed to the Board, or to any individual Director or group of Directors as appropriate, depending on the facts and circumstances outlined in the communication. The Company’s Board of Directors has requested that items that are unrelated to the duties and responsibilities of the Board be excluded, including spam, junk mail and mass mailings, product and services inquiries, product and services complaints, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. Any product and services inquiries or complaints will be forwarded to the proper department for handling. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded. Any such communication will be made available to any non-employee Director upon request.

Code of Ethics

A Code of Business Conduct and Ethics is a written standard designed to deter wrongdoing and to promote (a) honest and ethical conduct, (b) full, fair, accurate, timely and understandable disclosure in regulatory filings and public statements, (c) compliance with applicable laws, rules and regulations, (d) the prompt reporting violation of the code and (e) accountability for adherence to the Code. We are not currently subject to any law, rule or regulation requiring that we adopt a Code of Ethics, however, we have adopted a code of ethics that applies to our principal executive officer, chief financial officer, principal accounting officer or controller, or persons performing similar functions. Such code of ethics will be provided to any person without charge, upon written request, a copy of such code of ethics by sending such request to us at our principal office.

Board Leadership Structure

The Board of Directors believes that positions of the Chief Executive Officer and Chairman should normally be held by two separate individuals. Currently, Mr. Rule serves as Chairman of the Board and Mr. Li serves as the Company’s Chief Executive Officer. Because Mr. Rule will retire as Chairman of the Board and a Director effective upon conclusion of the 2011 Annual Meeting, it is expected that Mr. Li will serve at least temporarily as acting Chairman of the Board after Mr. Rule’s retirement from such position until such time as the Board selects and names a new Chairman of the Board. The Board has determined that the separation of these roles would allow the Chairman of the Board to develop agendas that ensure that the Board’s time and attention are focused on leading the Board in its fundamental role of providing guidance to, and oversight of, management and to be actively involved in selected business development efforts while allowing the Company’s Chief Executive Officer to focus on our day-to-day business.

Family Relationships

There are no family relationships, or other arrangements or understandings between or among any of the current or nominee directors, executive officers or other person pursuant to which such person was selected to serve as a director or officer.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has, during the past ten years:

•
Had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•	Been convicted in a criminal proceeding or subject to a pending criminal proceeding;
•
Been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities; and

•
Been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

China North East Petroleum’s Board of Directors held seven meetings during fiscal 2010 and took action by written consent eight times. During fiscal 2010, each Director standing for re-election attended at least 75% of the combined number of meetings of the Board held during the period for which the Director served and of the committees on which such Director served. Board and committee meetings are scheduled in conjunction with the annual meeting of shareholders.

The Board currently has, and appoints the members of, a standing Audit Committee, Compensation Committee and Nominating and Governance Committee. Each of these committees is comprised solely of non-employee Directors, reports regularly to the full Board and annually evaluates its performance. The members of the committees as of the date of this Proxy Statement are identified in the following table. Mr. Rule will retire as a Director and from all committees effective upon conclusion of the 2011 Annual Meeting. The Nominating and Governance Committee has not determined to which, if any, committees it will nominate John Robert Nicholls, its Director nominee, assuming Mr. Nicholls is elected to the Board.

Name	Audit	Compensation	Nominating and Governance
Hongjun Wang
Jingfu Li
Ruishi Hu	X	X	X
Yau-Sing Tang	Chair	X	X
Edward Rule	X	X	X

Audit Committee

The Audit Committee oversees our financial reporting process on behalf of the board of directors. The committee’s responsibilities include the following functions:

•	approve and retain the independent auditors to conduct the annual audit of our books and records;
•	review the proposed scope and results of the audit;
•	review and pre-approve the independent auditors’ audit and non-audited services rendered;
•	approve the audit fees to be paid;
•
review significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including issues regarding the Company’s internal controls and procedures;

•	review and approve all related-party transactions;
•	recognize and prevent prohibited non-audit services; and
•	meeting separately and periodically with management and our internal auditor and independent auditors.

The Committee operates under a written charter that outlines the Committee’s purpose, member qualifications, authority and responsibilities. The Committee reviews its charter and conducts an evaluation of its own effectiveness annually. The charter is available on the Company’s website at www.cnepetroleum.com. During fiscal 2010, the Audit Committee held six meetings. All of the members of the Audit Committee are independent under the independence requirements of the NYSE AMEX listing standards, the independence standards adopted by the Board, and also meet the additional requirements for audit committee independence established by the SEC. The Board of Directors has determined that one member of the Audit Committee (Mr. Tang) qualifies as an “audit committee financial expert,” as defined in rules adopted by the SEC. Please see the Audit Committee Report set forth elsewhere in this Proxy Statement for more information about the Committee and its operations.

Compensation Committee

The Compensation Committee recommends to the Board of Directors all elements of compensation for the executive officers. Its responsibilities include:

•
reviewing and recommending policy relating to the compensation and benefits of our officers and employees, including reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer and other senior officers; evaluating the performance of these officers in light of those goals and objectives; and setting compensation of these officers based on such evaluations;

•
administering our benefit plans and the issuance of stock options and other awards under our stock plans; and reviewing and establishing appropriate insurance coverage for our directors and executive officers;

•
recommending the type and amount of compensation to be paid or awarded to members of our board of directors, including consulting, retainer, meeting, committee and committee chair fees and stock option grants or awards; and

•	reviewing and approving the terms of any employment agreements, severance arrangements, change-of-control protections and any other compensatory arrangements for our executive officers.

The Committee operates under a written charter that outlines the Committee’s purpose, member qualifications, authority and responsibilities. The Committee reviews its charter and conducts an evaluation of its own effectiveness annually. The charter is available on the Company’s website at www.cnepetroleum.com. During fiscal 2010, the Compensation Committee held three meetings.

Nominating and Governance Committee

The Nominating and Governance Committee is responsible for identifying potential candidates to serve on our board and its committees. The committee’s responsibilities include the following functions:

•	making recommendations to the board regarding the size and composition of the board;
•	identifying and recommending to the board nominees for election or re-election to the board, or for appointment to fill any vacancy;
•	establishing procedures for the nomination process;
•	advising the board periodically with respect to corporate governance matters and practices, including periodically reviewing corporate governance guidelines to be adapted by the board; and
•	establishing and administering a periodic assessment procedure relating to the performance of the board as a whole and its individual members.

The Committee operates under a written charter that outlines the Committee’s purpose, member qualifications, authority and responsibilities. The Committee reviews its charter and conducts an evaluation of its own effectiveness annually. The charter is available on the Company’s website at www.cnepetroleum.com. During fiscal 2010, the Nominating and Corporate Governance Committee held three meetings.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2010, Messrs. Rule, Hu and Tang served as members of the Compensation Committee.  No member of the Compensation Committee during fiscal 2010 was an officer or employee of the Company. In addition, no member of the Compensation Committee or executive officer of the Company served as a member of the Board of Directors or Compensation Committee of any entity that has an executive officer serving as a member of our Board of Directors or Compensation Committee.

Risk Oversight

The Board of Directors is responsible for the oversight of risk management related to the Company and its business and accomplishes this oversight through regular reporting by the Audit Committee. The Audit Committee assists the Board by periodically reviewing the accounting, reporting and financial practices of the company, including the integrity of our financial statements, the surveillance of administrative and financial controls and the company’s compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance and internal audit functions, the Audit Committee reviews and discusses significant areas of our business, including operational management practices, internal controls, accounting policies and procedures and summarizes for the Board of Directors areas of risk and the appropriate mitigating factors.

DIRECTOR COMPENSATION

Non-Employee Director Meeting Fee and Retainer Information

For 2011, the non-employee directors will each receive annual cash compensation of $20,000 paid on a quarterly basis. Each director will also receive $1,000 for each meeting attended in person or by telephone; provided, however, that directors who reside outside of Jilin or Heilongjiang provinces receive $5,000 for each meeting attended in person held at the Company’s principal office.  The Chairman of the Audit Committee will receive an additional annual cash compensation of $5,000, paid on a quarterly basis.

In addition to cash compensation, each director will receive an option to purchase up to 20,000 shares of the Company’s common stock, with 25% of the options vesting upon grant and 25% vesting every three months thereafter.

Director Compensation Table for Fiscal 2010

Directors of the Company who are also officers or employees of the Company (currently Messrs. Li and Wang) do not receive any special or additional remuneration for service on the Board of Directors or any of its committees, except that Jingfu Li has continued to receive annual stock option grants as a director while he is currently serving as acting CEO of the Company. Upon recommendation of the Corporate Governance Committee and approval of the Board of Directors, Directors received compensation for their services on the Board as set out below.

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Edward Rule	56,500	-	109,720	-	166,220
Jingfu Li	-	-	109,720	-	109,720
Ruishi Hu	-	-	109,720	-	109,720
Yau-Sing Tang	18,765	-	109,584	-	128,349
(1)	All compensation is paid in U.S. dollars.
(2)
These amounts reflect the grant date fair value for these awards computed in accordance with FASB ASC Topic 718 and do not reflect the actual amounts earned.  For information on the assumptions used to calculate the value of the awards, refer to Note 16 to the Company’s Consolidated Financial Statements in its Annual Report on Form 10-K/A for the year ended December 31, 2010.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Five Directors are to be elected at the Annual Meeting to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified. It is the intention of the persons named in the enclosed proxy card to vote each properly signed and returned proxy (unless otherwise directed by the shareholder executing such proxy) for the election as Directors of China North East Petroleum of each of the five nominees listed below. Each nominee has consented to being named herein and to serving if elected. All of the nominees were elected Directors at the Annual Meeting of Shareholders held on December 31, 2010 except for John Robert Nicholls, who was initially nominated to serve as a Director by the Nominating and Governance Committee on October 21, 2011.

Mr. Rule, a director since 2008, is retiring from the Board of Directors and will not stand for reelection. The Company would like to publicly recognize Mr. Rule for his contributions and dedicated service to the Company.

Directors will be elected by a plurality of the votes properly cast at the Annual Meeting. Only votes cast “for” the election of Directors will be counted in determining whether a nominee for Director has been elected. Thus, shareholders who do not vote, or who withhold their vote, will not affect the outcome of the election. Additionally, brokers do not have discretionary authority to vote on the election of directors if they do not receive timely instructions from the beneficial owners. As a result, the Company encourages all beneficial owners to provide voting instructions to your nominees to ensure that your shares are voted in the election of directors.

In case any of the nominees below should become unavailable for election for any presently unforeseen reason, the persons named in the enclosed form of proxy will have the right to use their discretion to vote for a substitute or to vote for the remaining nominees and leave a vacancy on the Board of Directors. Under the Company’s By-laws, any such vacancy may be filled by a majority vote of the Directors then in office or by the shareholders at any meeting thereof. Alternatively, the Board of Directors may reduce the size of the Board to eliminate the vacancy.

The information set forth below as to each nominee has been furnished by such nominee as of October 21, 2011:

Name	Age	Year First Elected	Principal Occupations During Last Five Years; Other Directorships and Activities
Hongjun Wang	38	2004
Hongjun Wang served as Chairman, President and CEO of the Company from May 2004 until May 23, 2010. Mr. Wang has over 15 years’ experience in the business management and oil industry experience. Before he joined the company, Mr. Wang worked for Jilin Oil Field and Drilling Company as an Executive with the responsibility of overseeing operations and coordinating various projects. Mr. Wang stepped down as Chairman of the Board on May 23, 2010 and is currently on administrative leave as the Company’s President and CEO. As a result of Mr. Wang’s prior service as the Company’s Chief Executive Officer, he developed an extensive understanding of the Company’s business and the petroleum industry in China and can contribute to the Board a highly informed perspective on the business independent from that of the Chief Executive Officer. Mr. Wang’s experience with the Company from its early stages also offers the Board insight to the evolution of the Company, including from execution, cultural, operational, competitive and industry points of view.

Jingfu Li	60	2008
Jingfu Li was appointed to the Company’s Board on May 27, 2008 and as Acting CEO on May 23, 2010. Mr. Li is the Chairman and top representative of Joint Management Committee of Qian Guo County Longhai Petroleum & Natural Gas Co., Ltd. and was appointed to that position by Petro China’s Jilin branch in 2005.  Mr. Li has been in the petroleum industry since 1970.  In his extensive career he has served as Vice Monitor for Jiang Han Oil Field’s comprehensive logging team, Secretary of Command Department of Petroleum Hui Zhan in Jilin Province, Vice President of Jilin Oilfield Exploration and Development Research Institute.  From 1995 to 2002, Mr. Li was appointed by PetroChina’s Jilin branch to serve as General Manager of management and production operation of oil exploitation of Jilin Jiyuan Petroleum & Natural Gas Development Co. Ltd.  From 2002 to 2005, Mr. Li, served as Project Manager of Song Yua City Qian Yuan Oil & Gas Development Co., Ltd. also by appointment by PetroChina’s Jilin branch. Mr. Li received his bachelor’s degree from Chang Chun Geology Institute in Jilin, China.  Mr. Li’s experience as Chairman and top representative of Joint Management Committee of Qian Guo County Longhai Petroleum as well as General Manager for PetroChina has provided him with broad leadership and executive experience as well as a comprehensive understanding of the petroleum industry in China and the Company’s business.

Ruishi Hu	59	2010
Ruishi Hu was appointed to the Company’s board on June 28, 2010.  Mr. Hu has over 30 years of experience in the petroleum industry in China.  Since 2009 Mr. Hu has been serving as a director of Qianguo County Mongolia Autonomous Petroleum Development Company, a joint venture established by PetroChina Company Limited (“PetroChina”) Jilin Branch and the government of Qianguo County. From 2007 to 2009, Mr. Hu served as the chief representative of PetroChina to the Company’s subsidiary, Song Yuan City Yu Qiao Oil and Gas Development Limited Corporation. From 2004 to 2007, Mr. Hu served as a director of Songyuan City Jingyuan Petroleum Development Company, a joint venture established by PetroChina Jilin Branch and Beijing National Economic Council. Prior to 2004, Mr. Hu had served in management capacity with Jilin Petroleum Group Drilling Technology Research Institute and Jilin Oilfield Administration Bureau.  Mr. Hu’s experience in the petroleum industry and his service with PetroChina gives him an extensive understanding of the Company’s business and the petroleum industry in general and enables him to contribute to the Board a highly informed perspective on the Company’s business and the industry.

Yau-Sing Tang	48	2010
Yau-Sing Tang was appointed to the Company’s Board on August 9, 2010.  Mr. Tang is the Chief Financial Officer and Controller of China Agritech, Inc. and has served in that capacity since October 22, 2008. Prior to that from April 2008 to September 2008, Mr. Tang was the director of AGCA CPA Limited, a CPA firm in Hong Kong. From August 2006 to March 2008, Mr. Tang served as financial controller of Carpenter Tan Holdings Ltd., a company listed on The Stock Exchange of Hong Kong Limited. Prior to that, he was the founder and managing director of AGCA CPA, Limited from January 2006 to July 2006. From April 2003 to December 2005, he was executive director and chief financial officer of China Cable & Communication, Inc., which is quoted on the Pink Sheets under the symbol CCCI.PK. Mr. Tang received his Bachelor of Social Sciences (Honors) degree from the University of Hong Kong in 1986. He is a fellow of the Association of Chartered Certified Accountants in the U.K. and the Hong Kong Institute of Certified Public Accountants. He is also a member of the Institute of Chartered Accountants in England and Wales and the Taxation Institute of Hong Kong. Mr. Tang’s experience as a Chief Financial Officer and in other finance roles has provided him with broad experience in finance including accounting and financial reporting. This experience has led our Board of Directors to determine that he is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under the 1934 Act.

John Robert Nicholls	70	(Nominee)
Mr. John Robert Nicholls has served since December 2005 as an Executive Director of Harmony Capital Partners Pte Ltd., a Singapore based investment advisory firm, and since January 2008 as Managing Director of Harmony Capital Partners (Australia) Pty Ltd., an investment advisory firm. Since December 2006 he has served as a non-executive director at Metal Storm Ltd., an ASX-listed Defense Technology Company, and since December 2005 as a non-executive director at Harvey Industries Pty Ltd., a Southwest Western Australia (WA) based beef processing facility.  Mr. Nicholls has over forty years of executive level experience and worked as Chief Executive Officer of eight Asia-based companies covering the industrial, consumer, pharmaceutical and property development sectors.  His roles include serving as CEO of Comalco Asia Limited (1967 –1972 & 1976 – 1978), PT Indo Extrusions Limited (1972 – 1975), International Containers Limited (1976 – 1988), Neptune Containers Limited (1980 – 1994), Chiap Hua Comalco Limited (1981 – 1986), Eastern Time Limited (1986 – 1994), Peregrine Capital (Australia) Ltd. (1996 – 1997), Brandrill Ltd. (2003 – 2009), an ASX – listed company providing drilling and blasting services for the Australian and South African mining industry, including the supply of specialized explosives for the mining and construction industries in Asia Pacific, Europe and North America, and Nylex Ltd. (2006 – January 2011), an ASX listed Australian based manufacturing conglomerate with plants around Australia and China. Mr. Nicholls gained his Bachelor in Commerce and MBA from University of New South Wales. Mr. Nicholls’ extensive experience as chief executive officer or director of numerous Asia-based and other companies has provided him with broad leadership and executive experience in multi-cultural environments.

PROPOSAL NO. 2

RATIFICATION OF AUDITORS

The Audit Committee of the Board has appointed Baker Tilly Hong Kong Limited (“BTHK”), an independent registered public accounting firm, to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2011. During fiscal 2010, BTHK served as the Company’s independent registered public accounting firm. See “Principal Accountant Fees and Services” below.  Representatives of BTHK are expected to attend the annual meeting, where they are expected to be available to respond to appropriate questions and, if they desire, to make a statement.

Our Board recommends a vote FOR the ratification of the appointment of BTHK, an independent registered public accounting firm, as the Company’s auditors for the 2011 fiscal year. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of BTHK to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice. If the appointment is not ratified, the Audit Committee will consider whether it should select other independent auditors. Even if the appointment is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm as the Company’s independent auditors at any time during the year if the Audit Committee determines that such a change would be in the Company’s and its stockholders’ best interests.

If you sign your proxy card but do not give instructions with respect to this proposal, your shares will be voted for the ratification of the appointment of BTHK, an independent registered public accounting firm, as the Company’s auditors for the 2011 fiscal year, as recommended by the Board.

Vote Required

Ratification of the appointment of BTHK, as auditors for fiscal 2011 requires the affirmative vote of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to be voted at the meeting.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

On February 4, 2010, we were notified that, effective January 29, 2010, the US Audit Practice of Jimmy CH Cheung & Co., the Company’s independent registered public accounting firm (“JCHC”), merged with Baker Tilly Hong Kong Limited (“BTHK”). In connection with the merger, JCHC had resigned as the Company’s independent registered public accounting firm and the Company with the approval of its Board of Directors has engaged BTHK to continue as the Company’s independent registered public accounting firm.

The audit report of JCHC on the financial statements of the Company as of and for the year ended December 31, 2008 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s recent fiscal years ended December 31, 2008 and 2009 and through December 31, 2010, the Company did not consult with BTHK or JCHC on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and BTHK or JCHC did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

In connection with the audits of the Company’s financial statements for the fiscal years ended December 31, 2008 and 2009 and through December 31, 2010, there were: (i) no disagreements between the Company and BTHK and JCHC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BTHK and JCHC, would have caused BTHK and JCHC to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Principal Accountant Fees and Services

The following table shows the fees that we paid or accrued for the audit and other services provided by JCHC for the fiscal year ended December 31, 2009.

Year Ended December 31
2009
Audit Fees	$49,000
Audit-Related Fees	4,000
Tax Fees	-
Other Fees	-

The following table shows the fees that we paid or accrued for the audit and other services provided by BTHK for the fiscal years ended December 31, 2010 and 2009.

	Years Ended December 31
	2010	2009
Audit Fees	$201,300	$202,419
Audit-Related Fees	--	--
Tax Fees	--	--
Other Fees	--	--

Audit fees were for professional services rendered by BTHK during the 2010 fiscal year for the audit of our annual financial statements, and services that are normally provided by BTHK in connection with statutory and regulatory filings or engagements for that fiscal year, including review and consent related to the filing of amended and restated financial reports on Forms 10-K for the year ended December 31, 2009 and 10-Q for the periods ended March 31, 2008, June 30, 2008, September 30, 2008, March 31, 2009, June 30, 2009 and September 30, 2009.

BTHK did not bill any other fees for services rendered to us during the fiscal year ended December 31, 2010 for assurance and related services in connection with the audit or review of our financial statements.

Audit Fees

This category includes the audit of our annual financial statements, review of financial statements included in our annual and quarterly reports and services that are normally provided by the independent auditors in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit-Related Fees

This category consists of assurance and related services by the independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees”. The services for the fees disclosed under this category include services relating to our registration statement and consultation regarding our correspondence with the SEC.

Tax Fees

This category consists of professional services rendered for tax compliance and tax advice.

All Other Fees

This category consists of fees for other miscellaneous items.

PROPOSAL NO. 3

AMENDMENT TO THE 2006 STOCK OPTION/STOCK ISSUANCE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED THEREUNDER BY 2,500,000

Our Board has adopted a resolution declaring it advisable and in the best interests of the Company and its stockholders that the 2006 Stock Option / Stock Issuance Plan (the “Plan”) be amended and restated as set forth in Annex A attached hereto to provide for an increase in the authorized number of shares under the Plan.  The resolution also recommends that the amendment be approved and adopted by the Company’s stockholders and directs that such proposal be submitted to our stockholders at the Annual Meeting.

Summary of the Proposal

Our Board of Directors approved an amendment to the 2006 Plan (as amended and restated, the “Amended Plan”) on July 18, 2011, subject to approval by our stockholders at our 2011 annual meeting. We are seeking stockholder approval of an amendment to the 2006 Plan that increases the number of shares reserved for issuance thereunder by 2,500,000 shares.

The 2006 Plan had an initial authorized base share reserve of 2,500,000 shares of common stock. As of September 30, 2011, the 2006 Plan had 2,360,000 million shares subject to currently outstanding equity awards including 570,000 shares subject to outstanding options with a weighted average remaining term of 8.46 years and a weighted average exercise price of $4.01 and 140,000 shares available for future issuance.

The Board believes that having additional shares to issue under the Plan is in the best interests of the Company and its stockholders because these shares will help promote the success and enhance the value of the Company by linking the personal interest of participants to those of the Company’s stockholders.  Because of the nature of our business, stock options are an essential and valuable tool for us to recruit new employees and to retain and motivate existing employees.

In the following paragraphs we provide a summary of the terms of the Plan.  The following summary is qualified in its entirety by the provisions of the Plan which is available to any stockholder upon request of the Company.

Purpose of the Plan

This Plan is intended to promote the interests of China North East Petroleum Holdings Limited (the “Corporation”), by providing eligible persons employed by or serving the Corporation or any Subsidiary or Parent with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to continue in such employ or service.

Administration of the Plan

The Board shall administer the Plan. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and procedures as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options or stock issued under the Plan as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option grant or stock issued under the Plan.

Eligibility

The persons eligible to participate in the Plan are employees, members of the Board and the members of the board of directors of any Parent or Subsidiary, and independent contractors who provide services to the Corporation (or any Parent or Subsidiary).

Stock Subject to the Plan

The shares issuable under the Plan shall be shares of authorized but unissued or reacquired shares of Common Stock. The maximum number of shares of Common Stock that may be issued and outstanding or subject to options outstanding under the Plan shall not exceed 5,000,000 shares.

Option Terms

Each option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option.  The provisions of separate Options need not be identical, but each Option shall be subject to the terms and conditions of the Plan.

The Plan Administrator shall fix the exercise price per share. However, (a) if the option is granted to a 10% Stockholder, the exercise price per share must not be less than 110% of the Fair Market Value per share of Common Stock on the date the option is granted, (b) if a Non-Statutory Option is granted to an Optionee who is not a 10% Stockholder, the exercise price per share must not be less than 85% of the Fair Market Value per share of Common Stock on the date the option is granted and (c) if an Incentive Option is granted to an Optionee who is not a 10% Stockholder, the exercise price per share shall not be less than 100% of the Fair Market Value per share of Common Stock on the date the option is granted.

Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of ten years measured from the option grant date.

Change in Control

The shares subject to each option outstanding under the Plan at the time of a Change in Control shall automatically become Vested Shares, and each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to that option. However, the shares subject to an outstanding option shall not become Vested Shares on an accelerated basis if and to the extent: (1) such option is assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction or (2) such option is to be replaced with a cash incentive program of the Corporation or any successor corporation which preserves the spread existing on the Unvested Shares at the time of the Change in Control and provides for subsequent payout of that spread no later than the time the Optionee would vest in those Unvested Shares or (3) the acceleration of such option is subject to other limitations imposed by the Plan Administrator.

Cancellation and Regrant of Options

The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options covering the same or different number of shares of Common Stock.

Stock Issuance Terms

Each stock bonus agreement and restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  The terms and conditions of such stock bonus and restricted stock purchase agreements may change from time to time, and the terms and conditions of separate stock bonus or restricted stock purchase agreements need not be identical, but each stock bonus and restricted stock purchase agreement shall be subject to the terms and conditions of the Plan.

Administrator shall fix the purchase price per share. However, if shares are issued under the Stock Issuance Program to a 10% Stockholder, then the purchase price per share shall not be less than 100% of the Fair Market Value per share of Common Stock on the date of issuance or (b) if shares are issued under the Stock Issuance Program to a Participant who is not a 10% Stockholder, then the purchase price per share shall not be less than 85% of the Fair Market Value per share of Common Stock on the date of issuance.

Change in Control

Upon the occurrence of a Change in Control, all outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately become Vested Shares, except to the extent: (1) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction, (2) the property (including cash payments) issued with respect to the Unvested Shares is held in escrow and released in accordance with the vesting schedule in effect for the Unvested Shares pursuant to the terms of the Change in Control transaction, or (3) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator.

Financing

The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note secured by the purchased shares. The Plan Administrator, after considering the potential adverse tax and accounting consequences, shall set the remaining terms of the note. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (A) the aggregate option exercise price or purchase price payable for the purchased shares (less the par value of those shares) plus (B) any applicable income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

Amendment or Termination of the Plan

The Plan shall terminate upon the earlier of (1) the expiration of the ten year period measured from the date the Plan is adopted by the Board or (2) termination by the Board. All options and unvested stock issuances outstanding at the time of the termination of the Plan shall continue in effect in accordance with the provisions of the documents evidencing those options or issuances.

The Board shall have complete and exclusive power and authority to amend or terminate the Plan or any awards made thereunder in any or all respects. However, no such amendment or termination shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or termination. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

Members of our Board and our named executive officers have an interest in this proposal because they are eligible to receive awards under the 2006 Plan.

The Board of Directors Recommends a Vote “FOR” approval of the foregoing Amendment to the Company’s 2006 Stock Option/Stock Issuance Plan.

If you sign your proxy card but do not give instructions with respect to this proposal, your shares will be voted for the approval of the foregoing amendment to the Company’s 2006 Stock Option/Stock Issuance Plan, as recommended by the Board.

Vote Required

Approval of the foregoing amendment to the Company’s 2006 Stock Option/Stock Issuance Plan requires the affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote on the proposal.

PROPOSAL NO. 4

NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

This proposal provides our stockholders with the opportunity to cast an advisory vote on the compensation of our named executive officers. This proposal, commonly known as a “say on pay” proposal, gives you, as a stockholder, the opportunity to express your views on our executive compensation programs and policies and the compensation paid to our named executive officers.

The say on pay vote is advisory, and therefore not binding on the Compensation Committee or Board of Directors. Although the vote is non-binding, the Compensation Committee and the Board will review the voting results, seek to determine the cause or causes of any significant negative voting, and take them into consideration when making future decisions regarding executive compensation programs.

The Company believes that the quality, ability, and commitment of the named executive officers are significant factors contributing to the proper leadership of China North East Petroleum Holdings Limited and driving stockholder value for the Company. Accordingly, the executive compensation programs are designed to:

•	attract, retain, and motivate qualified talent;
•	motivate executives to improve the overall performance of the Company and reward executives when the Company achieves specific measurable results;
•	encourage accountability by determining salaries and incentive awards based on the Company’s collective performance and contribution;
•	ensure compensation levels are externally competitive and create internal pay equity among executives; and
•	align our executives’ long-term interests with those of our stockholders.

This vote is not intended to address a specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices as described in this proxy statement. The affirmative vote of holders of a majority of the aggregate voting power of the shares of common stock, present in person or represented by proxy at a meeting of stockholders and entitled to vote on the matter will be considered approval by the stockholders of the advisory resolution on executive compensation.

Recommendation

The Board believes the Company’s executive compensation programs use appropriate structures and sound pay practices that are effective in achieving our core objectives. Accordingly, the Board of Directors recommends that you vote in favor of the following resolution:

RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative discussion, is hereby approved.

Although the vote is non-binding, the Compensation Committee and the Board of Directors will review the results of the vote, consider shareholder concerns and take them into account in future determinations concerning the executive compensation program.

PROPOSAL NO. 5

ADVISORY VOTE ON FREQUENCY OF THE ADVISORY
VOTE ON NAMED EXECUTIVE COMPENSATION

SEC rules enable China North East Petroleum shareholders to vote, on a non-binding basis, on how frequently they would like to cast an advisory vote on the compensation of the Company’s named executive officers. Such a proposal would be similar to the “say on pay” proposal set forth in Proposal 4 above. Pursuant to SEC rules, this frequency vote must be held at least once every six years. Shareholders may vote to hold a “say on pay” vote every one, two, or three years, or abstain from voting.

The Board currently believes that the “say on pay” votes should occur every three years so shareholders may express their views on the Company’s compensation program on a reasonably frequent basis. Although as an advisory vote this proposal is not binding upon the Company or the Board, the Board will carefully consider shareholders’ views when determining how frequently to hold the “say on pay” vote.

The Board of Directors recommends that you vote to hold an advisory vote on the compensation of the named executive officers EVERY THREE YEARS.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information as of October 21, 2011 regarding the beneficial ownership of stock by (a) each stockholder who is known by the Company to own beneficially in excess of 5% of the Company’s outstanding stock; (b) each director; (c) the Company’s chief executive officer; and (d) the executive officers and directors as a group. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of common stock (the only class of outstanding stock), except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of stock. The percentage of beneficial ownership is based upon 35,584,860 shares of common stock outstanding, as of October 21, 2011.

NAME AND ADDRESS OF BENEFICIAL OWNER(1)	AMOUNT OF BENEFICIAL OWNERSHIP(2)	PERCENT OF CLASS OF STOCK OUTSTANDING(%)
Officers and Directors
HongjunWang(3)	6,732,000	18.9
Edward Rule(4)	75,000	*
Jingfu Li(5)	60,000	*
Ruishi Hu(6)	15,000	*
Yau-Sing Tang(7)	15,000	*
John Robert Nicholls(8)	145,000	*
Shaohui Chen	--	--
Chao Jiang	20,000	*
All Officers and Directors as a Group (7 persons)	7,067,000	19.8

5% Beneficial Owners
Lotusbox Investments Limited(9) 137,Telok Ayer Street #04-04/05 Singapore 068602	4,511,595	11.8
Bellini Holdings Management Ltd.(10) Palm Grove House P.O. Box 438 Road Town, Tortola British Virgin Islands	5,800,000	16.3
_______________
* Less than one percent
(1) Unless otherwise indicated, the address of the stockholders is 445 Park Avenue, New York, NY 10022.
(2) Security ownership information for beneficial owners is taken from statements filed with the Securities and Exchange Commission pursuant to information made known by the Company. There are no shares issuable to any beneficial owner, director or executive officer pursuant to stock options that are/or will become exercisable within 60 days October 21, 2011.
(3) Mr. Wang has pledged 2,500,000 shares of common stock to secure a loan with Optima Global Financial.
(4) Includes 75,000 shares of common stock issuable upon exercise of options that are exercisable within 60 days of October 21, 2011.
(5) Includes 60,000 shares of common stock issuable upon exercise of stock options which are exercisable within 60 days of October 21, 2011.
(6) Includes 15,000 shares of common stock issuable upon exercise of options that are exercisable within 60 days of October 21, 2011.
(7) Includes 15,000 shares of common stock issuable upon exercise of options that are exercisable within 60 days of October 21, 2011.
(8) Represents 145,000 shares held by Edenbridge Investments Pty Ltd. as trustee for the Neglesari Superannuation Fund, for which John Robert Nicholls is one of the named beneficiaries.
(9) Includes 2,600,000 shares of common stock issuable upon exercise of warrants that are exercisable within 60 days of October 21, 2011. Harmony Capital Managers Ltd. (“Harmony”), a Cayman Islands corporation in which John Robert Nicholls, our director nominee, is a director, has voting and dispositive rights over the securities held by Lotusbox Investments Limited.  Mr. Nicholls has no voting or dispositive control over the Company’s securities held by Lotusbox and Mr. Nicholls disclaims beneficial ownership of the Company’s securities held by Lotusbox.
(10) The number of shares beneficially owned is based on information provided in a Schedule 13G filed with the Securities and Exchange Commission on May 4, 2011, by Bellini Holdings Management Ltd., which reflects sole voting power and sole dispositive power with respect to 5,800,000 shares beneficially owned by Bellini Holdings.  Mr. Chen Zhiyong is the Director of Bellini Holdings and as such has voting and dispositive control over the shares held by Bellini Holdings.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act, China North East Petroleum’s directors, executive officers and beneficial owners of more than 10% of the outstanding Common Stock are required to file reports with the Securities and Exchange Commission concerning their ownership of and transactions in the Company’s Common Stock and are also required to provide the Company with copies of such reports. Based solely on such reports and related information furnished to the Company, the Company believes that in fiscal 2010 all such filing requirements were complied with in a timely manner by all directors and executive officers.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since the beginning of the Company’s last fiscal year, we have not entered into any material transactions or series of transactions that would be considered material, nor are there any such proposed transactions involving more than $120,000, and in which any related person had or will have a direct or indirect material interest, except as follows:

(a)           During the year ended December 31, 2010, Mr. Hongjun Wang, a director and holder of more than 5% of the Company’s outstanding shares of common stock, made advances to the Company for general working capital purposes in the aggregate amount of approximately $2.5 million. As of December 31, 2010, the Company owed Mr. Hongjun Wang $2,662,035 for advances made to the Company during 2009 and 2010, which is also the largest amount outstanding during the year ended December 31, 2010.  As of June 30, 2011, the Company owed Mr. Hongjun Wang $3,139,472 with respect to such advances. These advances are unsecured, interest free and repayable upon the approval of the Board. No amounts were repaid to Mr. Wang during 2010. The terms of these advances are not subject to a written contract.

(b)           On June 30, 2005, the Company’s subsidiary, Song Yuan Technical entered into a lease agreement with Ms. Jishuang Sun, a shareholder and the wife of Mr. Hongjun Wang. Pursuant to the lease agreement, Song Yuan Technical leases a building located in Song Yuan City, Jilin Province in which the Company’s administrative offices are located. The term of the lease is ten years and expires June 30, 2015. The monthly rental payment is RMB 8,000 per month. During the years ended December 31, 2010, 2009 and 2008, the Company paid Ms. Sun approximately $14,006, $14,006 and $13,789, respectively, pursuant to this lease.

The Audit Committee is responsible for reviewing and approving in advance any proposed related party transactions. The Audit Committee reviews any such proposed related party transactions on a quarterly basis, or more frequently as appropriate. In cases in which a transaction has been identified as a potential related party transaction, management must present information regarding the proposed transaction to the Audit Committee for consideration and approval or ratification. During fiscal 2010, the Audit Committee was also responsible for reviewing the Company’s policies with respect to related party transactions and overseeing compliance with such practices. The Audit Committee has reviewed and approved or ratified the transaction described in (a) above. The Company’s policies and procedures did not require Audit Committee approval of the transaction described in (b) above.

EXECUTIVE OFFICERS OF THE COMPANY

The current executive officers of the Company are:

Name	Age	Office
Li Jingfu	60	Chief Executive Officer and Director
Shaohui Chen	33	Chief Financial Officer

LI JING FU was appointed to the Company’s Board on May 27, 2008 and as Acting CEO on May 23, 2010. Mr. Li is the Chairman and top representative of Joint Management Committee of Qian Guo County Longhai Petroleum & Natural Gas Co., Ltd. and was appointed to that position by Petro China’s Jilin branch in 2005. Mr. Li has been in the petroleum industry since 1970. In his extensive career he has served as Vice Monitor for Jiang Han Oil Field’s comprehensive logging team, Secretary of Command Department of Petroleum Hui Zhan in Jilin Province, Vice President of Jilin Oilfield Exploration and Development Research Institute. From 1995 to 2002, Mr. Li was appointed by PetroChina’s Jilin branch to serve as General Manger of management and production operation of oil exploitation of Jilin Jiyuan Petroleum & Natural Gas Development Co. Ltd. From 2002 to 2005, Mr. Li, served as Project Manager of Song Yuan City Qian Yuan Oil & Gas Development Co., Ltd. also by appointment by PetroChina’s Jilin branch. Mr. Li received his bachelor’s degree from Chang Chun Geology Institute in Jilin, China.

SHAOHUI CHEN was appointed as the Company’s Chief Financial Officer on September 30, 2010. From 2006 until to joining the Company, Mr. Chen served as the Chief Financial Officer of Acorn Technology Corporation. Since 2008 Mr. Chen concurrently served as Director of Finance at MVP RV Inc. In addition, Mr. Chen has advised Chinese companies on a variety of subjects including doing business in the U.S., merging with U.S. public companies, corporate re-structuring, due diligence, auditing, and complying with U.S. public market standards. Mr. Chen is also experienced at promoting U.S. companies into Chinese markets through direct foreign investments, joint-ventures, co-manufacturing agreements, licensing agreements, and technology transfers.

Officers of the Company are generally elected each year at the meeting of the Board of Directors following the annual meeting of shareholders and hold office until the next such annual meeting or until their earlier death, resignation or removal.

Executive Compensation

We strive to provide our named executive officers with a competitive compensation package that is in line with their roles and responsibilities. We believe that other peer companies in China which are listed on U.S. stock markets would be the most appropriate to use for salary comparison purposes.  However, none of our direct competitors are public companies in the U.S.

It is not uncommon for companies with operations primarily in China operations to have base salaries and bonuses as the sole and only form of compensation. The base salary level is established and reviewed based on the level of responsibilities, the experience and tenure of the individual and the current and potential contributions of the individual. The base salary is compared to similar positions within comparable peer companies and with consideration of the executive’s relative experience in his or her position. Based on an evaluation of available information with respect to the base salaries of executives of our competitors, the base salary and bonus paid to our named executive officers is in line with our competitors. Base salaries are reviewed periodically and at the time of promotion or other changes in responsibilities.

In 2006, the Company adopted the 2006 Stock Option/Stock Issuance Plan (the “Plan”). The Plan includes: Distribution Equivalent Rights, Options, Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards, Stock Appreciation Rights, Tandem Stock Appreciation Rights, Unrestricted Stock Awards or any combination of the foregoing. We will consider other elements of compensation, including without limitation, short and long term compensation, cash and non-cash, and other equity-based compensation. We believe our current compensation package is comparative to our peers in the industry and aimed to retain and attract talented individuals.

The following table sets forth information concerning the compensation during the Company’s last two fiscal years of all individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during the year ending December 31, 2010.  No deferred compensation or long-term incentive plan awards were issued or granted to the Company’s officers and directors during 2010.

Summary Compensation Table (1)

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Wang Hong Jun(3)	2010	35,453	-	-	-	-	34,453
	2009	17,544	-	-	1,123,852	-	1,141,396

Jingfu Li Acting Chief Executive Officer(4)	2010	-	-	-	109,720	-	109,720

Shaohui Chen Chief Financial Officer(5)	2010	37,500	-	-	-	-	37,500

Andrew Kan Former Chief Financial Officer(6)	2010	155,815	-	-	-	-	155,815

(1)
All cash compensation is paid in RMB. The amounts in the foregoing table have been converted to U.S. dollars at the conversion rate of one U.S. dollar to RMB 6.7695 for 2010 and one U.S. dollar to RMB 6.84088 and for 2009.

(2)
These amounts reflect the grant date fair value for these awards computed in accordance with FASB ASC Topic 718 and do not reflect the actual amounts earned.  For information on the assumptions used to calculate the value of the awards, refer to Note 16 to the Company’s Consolidated Financial Statements in its Annual Report on Form 10-K/A for the year ended December 31, 2010.

(3)	Mr. Wang resigned as Chairman of the Board on May 23, 2010 and has been on administrative leave from his position as Chief Executive Officer since May 23, 2010.
(4)
Mr. Li was appointed Acting Chief Executive Officer on May 23, 2010. The amounts reflected in the Option Awards column reflect options granted to Mr. Li for services rendered as a member of the Company’s Board of Directors.

(5)	Mr. Chen was appointed Chief Financial Officer on September 30, 2010.
(6)	Mr. Kan served as Acting Chief Financial Officer from May 23, 2010 to September 30, 2010.

Employment Agreements

There are no employment contracts, compensatory plans or arrangements, including payments to be received from the Company, with respect to any director or executive officer of the Company which would in any way result in payments to any such person because of his resignation, retirement or other termination of employment with the Company, any change in control of the Company, or a change in the person’s responsibilities following a change in control of the Company.

Outstanding Equity Awards at Fiscal Year End

The following table provides information on the current holdings of stock options by the named executive officers as of December 31, 2010. Each equity grant is shown separately for each named executive officer. For additional information about the option grants awards, see Note 16 to the Company’s Consolidated Financial Statements included in its Form 10-K/A for the fiscal year ended December 31, 2010.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Wang Hongjun	--	--	--	--
Jingfu Li(1)	20,000	--	2.94	5/26/2019
	15,000	5,000	5.50	5/26/2020
Shaohui Chen	--	--	--	--
Andrew Kan	--	--	--	--
(1)
Mr. Li received these options in connection with his service on the Company’s Board of Directors. Additional information with respect to these grants is set forth in the Director Compensation Table. These options vest at the rate of 25% on the Grant Date and an additional 25% every quarter thereafter and these stock options expire ten years after the grant date if unexercised at that time.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information as of March 3, 2011 about our 2006 Stock Option/Stock Issuance Plan under which our equity securities are authorized for issuance:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	180,000	$2.94 - $5.50	220,000
Equity compensation plans not approved by security holders	-	-	-
Total	180,000		220,000

During 2010, the Company granted its employees, 80,000 common stock options under the Company’s 2006 Stock Option/Stock Issuance Plan (the “2006 Plan”). As of December 31, 2010, stock options granted under the 2006 Plan to purchase 180,000 shares of its Common Stock (the “Options”) at exercise prices from $2.94 to $5.50 per share were outstanding. The stock options outstanding, 180,000 vest as follows:  25% of the stock options vest upon grant and 25% vest every three months thereafter, and these stock options expire ten years after the grant date if unexercised at that time.  The remaining 310,000 stock options vest as follows: 50% of the 310,000 stock options vest upon grant and 50% vest on the first anniversary of the grant date.

The 2006 Plan authorizes the issuance of up to 2,500,000 common stock equivalents (stock options, restricted stock, stock grants).  As of December 31, 2010, the Company had 220,000 remaining share equivalents available for grant under the 2006 Plan.  The Company settles employee stock option exercises with newly issued common shares.

The fair value of stock options granted was estimated at the date of grant using the Black-Scholes option-pricing model with the following assumptions:

Expected	Expected	Dividend	Risk Free	Grant Date
Life	Volatility	Yield	Interest Rate	Fair Value
5 years	258% - 316%	0%	1.47% - 3.42%	$2.94 - $5.50

-	Dividend Yield: The expected dividend yield is zero. The Company has not paid a dividend and does not anticipate paying dividends in the foreseeable future.
-
Risk Free Rate: Risk-free interest rate of 1.47% - 3.42% was used.  The risk-free interest rate was based on U.S. Treasury yields with a remaining term that corresponded to the expected term of the option calculated on the grant date.

-
Expected Life:  Because the Company has no historical share option exercise experience to estimate future exercise patterns, the expected life was determined using the simplified method as these awards meet the definition of "plain-vanilla.”

Stock compensation expense is recognized based on awards expected to vest.  There was no estimated forfeiture as the Company has a short history of issuing options. ASC 718-10 requires forfeiture to be estimated at the time of grant and revised in subsequent periods, if necessary, if actual forfeitures differ from those estimates.

On January 28, 2010, 250,000 stock options previously granted to one senior management member were exercised at $4.50 per share, with an aggregate fair value of $1,125,000 paid to the Company.

On March 29, 2010, 400,000 shares of common stock with a fair value of approximately $3,232,000 were granted to key members of the management team of Tiancheng, and the Company recognized stock compensation expenses of $1,219,372 which was included in selling, general and administrative expenses for the year ended December 31, 2010.

As of December 31, 2010, the total compensation cost related to stock options not yet recognized was $1,843,792 and will be recognized over the next three years.

The following is a summary of the stock option activity:

	Number of Options Outstanding	Weighted- Average Exercise Price
Balance, December 31, 2009	350,000	$4.18
Granted	80,000	$5.50
Forfeited	-	-
Exercised	(250,000)	$4.50
Balance, December 31, 2010	180,000	$4.32
Exercisable at December 31, 2010	100,000	$3.38

The following is a summary of the status of options outstanding at December 31, 2010:

Exercise Price	Outstanding Options Number	Average Remaining Contractual Life	Average Exercise Price	Exercisable Options Number	Weighted Average Exercise Price
$4.05	40,000	7.42 years	$4.05	40,000	$4.05
$2.94	60,000	8.42 years	$2.94	60,000	$2.94
$5.50	80,000	9.48 years	$5.50	-	$5.50
	180,000			100,000

The Company’s outstanding warrants as of December 31, 2010 are as follows:

	Date of issue	Expiration date	Exercise price	Outstanding Warrants
Warrant 1	February 28, 2008	February 28, 2013	$2.35	2,100,000
Warrant 2	March 5, 2009	March 5, 2013	$2.00	250,000
Warrant 3	March 5, 2009	March 5, 2013	$2.35	250,000
Warrant 4	April 29, 2009	April 29, 2013	$2.65	50,000
Warrant 5	September 15, 2009	March 15, 2012	$6.00	778,261
Warrant 6	September 10, 2009	September 10, 2014	$6.00	80,000
Warrant 7	December 11, 2009	September 9, 2014	$8.10	58,910
Warrant 8	December 17, 2009	June 17, 2012	$8.10	392,728
				3,959,899

The Company treats these warrants as liabilities under ASC 815-40 and accordingly records the warrants at fair value with changes in fair values recorded in the profit or loss until such time as the warrants are exercised or expired. The fair values were $39,528,261 at December 31, 2009 and $12,376,301 at December 31, 2010. As of December 31, 2010, included in the warrant liabilities, there was an accrued penalty imposed by an investor on late filing of registration statement of $1,163,333. For the fiscal years ended December 31, 2010 and 2009, the Company recorded a gain of $26,555,889, a loss of $27,398,967, respectively, in changes in the fair value of the warrants in profit or loss.

On March 12, 2011, the Company entered into an agreement with Lotusbox Investments Ltd., the purchaser of the Company’s Secured Debenture, pursuant to which the parties released each other from all claims and liabilities based on or arising out of the Company’s failure to register shares of the Company’s common stock underlying warrants issued to the purchaser in connection with the purchase of the Secured Debenture. In addition, the purchaser released the Company from any further obligations to register the warrant shares. In return, the Company agreed to reduce the exercise prices of 500,000 warrants issued to the purchaser in 2009 from $2.00 and $2.35 to $0.01; and to reduce the exercise price of 100,000 warrants to the purchaser in 2008 from $2.35 to $0.01. The Company also agreed to allow the purchaser to purchase the warrant shares by means of a cashless exercise.

The Company estimates the fair value of these warrants using the Black-Scholes option pricing model using the following assumptions:

December 31, 2010
Market price and estimated fair value of common stock:	$5.76
Exercise price:	$2.00 - $8.10
Remaining contractual life (years):	0.21 - 3.67
Dividend yield:	–
Expected volatility:	24% - 213%
Risk-free interest rate:	0.12% - 2.01%

Stock issuance

(1)	In January 2010, Series B Warrants issued with the secured debenture were exercised by one investor to purchase 867,438 shares of common stock at the exercise price of $2.35 per share.

(2)
On March 23, 2010, an investor exercised warrants and purchased 21,739 shares of common stock at exercise price of $6.00 per share. The Company received $130,434 proceeds in connection with this transaction.

(3)	In April 2010, one investor exercised warrants to purchase 29,865 shares of common stock at the exercise price of $6.00 per share.

HOUSEHOLDING

We have adopted a procedure approved by the Securities and Exchange Commission called “householding.” Under this procedure, a householding notice will be sent to stockholders who have the same address and last name and they will receive only one copy of our annual report and proxy statement unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure reduces our printing costs and postage fees. Each stockholder who participates in householding will continue to receive a separate proxy card.

If any stockholders in your household wish to receive a separate annual report and a separate proxy statement, they may call our Corporate Secretary, Jiang Chao at (212) 307-3568 or write to China North East Petroleum Holdings Limited, 445 Park Avenue, New York, New York 10022. They may also send an email to our Corporate Secretary, Jiang Chao at chao.jiang@cnepetroleum.com. Other stockholders who have multiple accounts in their names or who share an address with other stockholders can authorize us to discontinue mailings of multiple annual reports and proxy statements by calling or writing to Investor Relations.  A copy of the annual report and proxy statement is also available on the internet at http://www.shareholdermaterial.com/nep.

OTHER MATTERS

Management does not know of any matter to be brought before the Meeting, other than the matters described in the Notice of Annual Meeting accompanying this Proxy Statement. The persons named in the form of proxy solicited by the Board will vote all proxies which have been properly executed, and if any matters not set forth in the Notice of Annual Meeting are properly brought before the meeting, such persons will vote thereon in accordance with their best judgment.

REPORT OF THE AUDIT COMMITTEE

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting process. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of this oversight function, the Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2010 with management, and the Chair of the Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committee, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the independent auditors the independent auditors’ independence; and based on the review and discussions referred above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K/A for the fiscal year ended December 31, 2010 for filing with the SEC.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s consideration and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent.” Based upon the reports, review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K/A for the year ended December 31, 2010, be filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE
Yau-Sing Tang
Ruishi Hu
Edward Rule

Annex A

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED

AMENDED AND RESTATED 2006 STOCK OPTION/STOCK ISSUANCE PLAN

ARTICLE ONE

GENERAL PROVISIONS

I.             PURPOSE OF THE PLAN

This Plan is intended to promote the interests of China North East Petroleum Holdings Limited (the “Corporation”), by providing eligible persons employed by or serving the Corporation or any Subsidiary or Parent with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to continue in such employ or service.

Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

II.            STRUCTURE OF THE PLAN

A. The Plan shall be divided into two separate equity programs:

(1) the Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and

(2) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary).

B. The provisions of Articles One and Four shall apply to both equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

 III.           ADMINISTRATION OF THE PLAN

A. The Board shall administer the Plan. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

B. The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and procedures as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options or stock issued under the Plan as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option grant or stock issued under the Plan.

C. The Plan Administrator shall have full authority to determine, (1) with respect to the grants made under the Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (2) with respect to stock issuances made under the Stock Issuance Program, which eligible persons are to receive such issuances, the time or times when those issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares. Each option grant or stock issuance approved by the Plan Administrator shall be evidenced by the appropriate documentation.

IV.           ELIGIBILITY

A. The persons eligible to participate in the Plan are as follows:

(1) employees;

(2) members of the Board and the members of the board of directors of any Parent or Subsidiary; and

(3) independent contractors who provide services to the Corporation (or any Parent or Subsidiary).

V.            STOCK SUBJECT TO THE PLAN

A. The shares issuable under the Plan shall be shares of authorized but unissued or reacquired shares of Common Stock. The maximum number of shares of Common Stock that may be issued and outstanding or subject to options outstanding under the Plan shall not exceed 5,000,000 shares.

B. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (1) the options expire or terminate for any reason prior to exercise in full or (2) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested Shares issued under the Plan and subsequently repurchased by the Corporation, at a price per share not greater than the option exercise or direct issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan.

C. Should any change be made to the Common Stock by reason of any stock split, stock dividend, reverse stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (1) the maximum number and/or class of securities issuable under the Plan and (2) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final and binding. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation’s preferred stock into shares of Common Stock.

D. The grant of options or the issuance of shares of Common Stock under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

ARTICLE TWO

OPTION GRANT PROGRAM

I.              OPTION TERMS

A. Agreement.

Each option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option.  The provisions of separate Options need not be identical, but each Option shall be subject to the terms and conditions of the Plan.

B. Exercise Price.

(1) The Plan Administrator shall fix the exercise price per share. However, (a) if the option is granted to a 10% Stockholder, the exercise price per share must not be less than 110% of the Fair Market Value per share of Common Stock on the date the option is granted, (b) if a Non-Statutory Option is granted to an Optionee who is not a 10% Stockholder, the exercise price per share must not be less than 85% of the Fair Market Value per share of Common Stock on the date the option is granted and (c) if an Incentive Option is granted to an Optionee who is not a 10% Stockholder, the exercise price per share shall not be less than 100% of the Fair Market Value per share of Common Stock on the date the option is granted.

(2) The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Four and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the exercise price (and any applicable withholding taxes) may also be paid as follows:

(a) in shares of Common Stock held for the requisite period, if any, necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(b) to the extent the option is exercised for Vested Shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions (i) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (ii) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

C. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of ten years measured from the option grant date.

D. Effect of Termination of Service.

(1) The following provisions shall govern the exercise of any options granted to the Optionee that remain outstanding at the time the Optionee’s Service ceases:

(a) Should the Optionee cease to remain in Service for any reason other than death, Disability or Misconduct, then each option shall be exercisable for the number of shares subject to the option that were Vested Shares at the time the Optionee’s Service ceased and shall remain exercisable until the close of business on the earlier of (i) the three month anniversary of the date Optionee’s Service ceased or (ii) the expiration date of the option.

(b) Should the Optionee cease to remain in Service by reason of death or Disability, then each option shall be exercisable for the number of shares subject to the option which were Vested Shares at the time of the Optionee’s Service ceased and shall remain exercisable until the close of business on the earlier of (i) the twelve month anniversary of the date Optionee’s Service ceased or (ii) expiration date of the option.

(c) No additional vesting will occur after the date the Optionee’s Service ceases, and the option shall immediately terminate with respect to the Unvested Shares. Upon the expiration of any post-Service exercise period or (if earlier) upon the expiration date of the term of the option, the option shall terminate with respect to the Vested Shares.

(d) Should the Optionee’s Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct, then each outstanding option granted to the Optionee shall terminate immediately with respect to all shares.

(2) Understanding that there may be adverse tax and accounting consequences to doing so, the Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(a) extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service for such period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option, and/or

(b) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of Vested Shares for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

E. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become the recordholder of the purchased shares.

F. Unvested Shares. The Plan Administrator shall have the discretion to grant options that are exercisable for Unvested Shares. Should the Optionee’s Service cease while the shares issued upon the early exercise of the Optionee’s option are still unvested, the Corporation shall have the right to repurchase, any or all of those Unvested Shares at the lower of (1) the exercise price paid per share, or (2) the Fair Market Value per share on the date the Optionee’s Service ceased. Once the Corporation exercises its repurchase right, the Optionee shall have no further stockholder rights with respect to those shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. Any such repurchase must be made in accordance with applicable corporate law. The Plan Administrator may not impose a vesting schedule upon any option grant or the shares of Common Stock subject to that option which is more restrictive than 20% per year vesting, with the initial vesting to occur not later than one year after the option is granted. However, such limitation shall not apply to options granted to individuals who are officers, independent consultants or directors of the Corporation.

G. Limited Transferability of Options. An Incentive Option shall be exercisable only by the Optionee during his or her lifetime and shall not be assignable or transferable other than by will or by the laws of inheritance following the Optionee’s death. A Non-Statutory Option may be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s family (as defined in Rule 701 promulgated by the Securities and Exchange Commission) or to a trust established exclusively for one or more such family members or to the Optionee’s former spouse, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

II.             INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options that are specifically designated as Non-Statutory Options shall not be subject to the terms of this Section II.

A. Eligibility. Incentive Options may only be granted to Employees.

B. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed $100,000.

C. Term of Option Granted to a 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the option term shall not exceed five years measured from the date the option is granted.

III.           CHANGE IN CONTROL

A. The shares subject to each option outstanding under the Plan at the time of a Change in Control shall automatically become Vested Shares, and each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to that option. However, the shares subject to an outstanding option shall not become Vested Shares on an accelerated basis if and to the extent: (1) such option is assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction or (2) such option is to be replaced with a cash incentive program of the Corporation or any successor corporation which preserves the spread existing on the Unvested Shares at the time of the Change in Control and provides for subsequent payout of that spread no later than the time the Optionee would vest in those Unvested Shares or (3) the acceleration of such option is subject to other limitations imposed by the Plan Administrator.

B. All outstanding repurchase rights under the Option Grant Program shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately become Vested Shares, in the event of any Change in Control, except to the extent: (1) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction, (2) the property (including cash payments) issued with respect to Unvested Shares is to be held in escrow and released in accordance with the vesting schedule in effect for the Unvested Shares pursuant to the Change in Control transaction or (3) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator.

C. Immediately following the consummation of the Change in Control, all outstanding options shall terminate, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

D. Each option that is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control, had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to (1) the number and class of securities available for issuance under the Plan following the consummation of such Change in Control and (2) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the holders of the Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options under this Plan, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

E. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure one or more options so that the option shall become immediately exercisable and some or all of the shares subject to those options shall automatically become Vested Shares (and some or all of the repurchase rights of the Corporation with respect to the Unvested Shares subject to those options shall immediately terminate) upon the occurrence of a Change in Control or another specified event, or the Optionee’s Involuntary Termination within a designated period following a specified event.

F. In addition, the Plan Administrator may provide that one or more of the Corporation’s outstanding repurchase rights with respect to some or all of the shares held by the Optionee at the time of a Change in Control or other specified event, or the Optionee’s Involuntary Termination following a specified event, shall immediately terminate on an accelerated basis, and the shares subject to those terminated rights shall become Vested Shares at that time.

G. The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable $100,000 limitation set forth in Section II.C. of Article Two is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the federal tax laws.

IV.           CANCELLATION AND REGRANT OF OPTIONS

The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options covering the same or different number of shares of Common Stock.

ARTICLE THREE

STOCK ISSUANCE PROGRAM

I.              STOCK ISSUANCE TERMS

A. Stock Awards.

Each stock bonus agreement and restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  The terms and conditions of such stock bonus and restricted stock purchase agreements may change from time to time, and the terms and conditions of separate stock bonus or restricted stock purchase agreements need not be identical, but each stock bonus and restricted stock purchase agreement shall be subject to the terms and conditions of the Plan.

B. Purchase Price.

(1) The Plan Administrator shall fix the purchase price per share. However, if shares are issued under the Stock Issuance Program to a 10% Stockholder, then the purchase price per share shall not be less than 100% of the Fair Market Value per share of Common Stock on the date of issuance or (b) if shares are issued under the Stock Issuance Program to a Participant who is not a 10% Stockholder, then the purchase price per share shall not be less than 85% of the Fair Market Value per share of Common Stock on the date of issuance.

(2) Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(a) cash or check made payable to the Corporation,

(b) past services rendered to the Corporation (or any Parent or Subsidiary), or

(c) a promissory note to the extent permitted by Section I of Article Four.

C. Vesting Provisions.

(1) Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be Vested Shares or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. However, the Plan Administrator may not impose a vesting schedule upon any shares of Common Stock issued under the Stock Issuance Program which is more restrictive than 20% per year vesting, with the initial vesting to occur no later than one year after the shares are issued. Such limitation shall not apply to shares issued to individuals who are officers, independent consultants or directors of the Corporation.

(2) Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s Unvested Shares by reason of any stock dividend, stock split, reverse stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (a) the same vesting requirements applicable to the Participant’s Unvested Shares treated as if acquired on the same date as the Unvested Shares and (b) such escrow arrangements as the Plan Administrator shall deem appropriate.

(3) The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

(4) Should the Participant cease to remain in Service while holding one or more Unvested Shares issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such Unvested Shares, then the Corporation shall have the right to repurchase the Unvested Shares at the lower of (a) the purchase price paid per share or (b) the Fair Market Value per share on the date Participant’s Service ceased or the performance objective was not attained. The terms upon which such repurchase right shall be exercisable shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. Any repurchase must be made in compliance with the relevant provisions of California law.

(5) The Plan Administrator may in its discretion waive the surrender and cancellation of one or more Unvested Shares (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to those shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s Service ceases or he or she attains the applicable performance objectives.
II.            CHANGE IN CONTROL

A. Upon the occurrence of a Change in Control, all outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately become Vested Shares, except to the extent: (1) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction, (2) the property (including cash payments) issued with respect to the Unvested Shares is held in escrow and released in accordance with the vesting schedule in effect for the Unvested Shares pursuant to the terms of the Change in Control transaction, or (3) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator.

B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the Unvested Shares are issued or any time while the Corporation’s repurchase rights with respect to those shares remain outstanding, to provide that those rights shall automatically terminate in whole or in part on an accelerated basis, and some or all of the shares of Common Stock subject to those terminated rights shall immediately become Vested Shares, in the event of a Change of Control or other event or the Participant’s Service is terminated by reason of an Involuntary Termination within a designated period following a Change in Control or any other specified event.

ARTICLE FOUR

MISCELLANEOUS

I.              FINANCING

The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note secured by the purchased shares. The Plan Administrator, after considering the potential adverse tax and accounting consequences, shall set the remaining terms of the note. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (A) the aggregate option exercise price or purchase price payable for the purchased shares (less the par value of those shares) plus (B) any applicable income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II.            FIRST REFUSAL RIGHTS

The Corporation shall have the right of first refusal with respect to any proposed disposition by the Optionee or Participant (or any successor in interest) of any shares of Common Stock issued under the Plan. Such right of first refusal shall be exercisable and lapse in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

III.           SHARE ESCROW/LEGENDS

Unvested Shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Unvested Shares vest or may be issued directly to the Participant or Optionee with restrictive legends on the certificates evidencing the fact that the Participant or Optionee does not have a vested right to them.

IV.           EFFECTIVE DATE AND TERM OF PLAN

A. The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Corporation’s stockholders approve the Plan. If such stockholder approval is not obtained within twelve months after the date of the Board’s adoption of the Plan, then all options previously granted under the Plan shall terminate, and no further options shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Plan Administrator may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

B. The Plan shall terminate upon the earlier of (1) the expiration of the ten year period measured from the date the Plan is adopted by the Board or (2) termination by the Board. All options and unvested stock issuances outstanding at the time of the termination of the Plan shall continue in effect in accordance with the provisions of the documents evidencing those options or issuances.

V.            AMENDMENT OR TERMINATION OF THE PLAN

A. The Board shall have complete and exclusive power and authority to amend or terminate the Plan or any awards made thereunder in any or all respects. However, no such amendment or termination shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or termination. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

B. Although there may be adverse accounting consequences to doing so, options may be granted under the Option Grant Program and shares may be issued under the Stock Issuance Program which are in each instance in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve months after the date the first such excess grants or issuances are made, then (1) any unexercised options granted on the basis of such excess shares shall terminate and (2) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled.

VI.           USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for any corporate purpose.

VII.          WITHHOLDING

The Corporation’s obligation to deliver shares of Common Stock upon the exercise of any options granted under the Plan or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.

VIII.         REGULATORY APPROVALS

The implementation of the Plan, the granting of any options under the Plan and the issuance of any shares of Common Stock (A) upon the exercise of any option or (B) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.
IX.           NO EMPLOYMENT OR SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

X.            FINANCIAL REPORTS

The Corporation shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding option granted or shares issued under the Plan, unless such individual is a key Employee whose duties in connection with the Corporation (or any Parent or Subsidiary) assure such individual access to equivalent information.

XI.           SHARE RESERVE

The maximum number of shares of Common Stock that may be issued over the term of the Plan together with the total number of shares of Common Stock provided for under any stock bonus or similar plan of the Corporation shall not exceed 30’% of the then outstanding shares (on an as if converted basis) of the Corporation unless a percentage higher than 30% is approved by at least two-thirds of the outstanding shares of the Corporation entitled to vote on such matter.

APPENDIX

The following definitions shall be in effect under the Plan:

A. Board shall mean the Corporation’s Board of Directors.

B. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i) a stockholder-approved merger, consolidation or other reorganization in which securities representing more than 50% of the total combined voting power of the Corporation’s outstanding securities are beneficially owned, directly or indirectly, by a person or persons different from the person or persons who beneficially owned those securities immediately prior to such transaction;

(ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation’s assets; or

(iii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13-d3 of the 1934 Act) of securities possessing more than 50% of the total combined voting power of the Corporation’s outstanding securities from a person or persons other than the Corporation.

In no event shall any public offering of the Corporation’s securities be deemed to constitute a Change in Control. In no event shall a merger of the Corporation’s Parent with the Corporation constitute a Change in Control.

C. Code shall mean the Internal Revenue Code of 1986, as amended.

D. Committee shall mean a committee of one or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

E. Common Stock shall mean the Corporation’s common stock.

F. Corporation shall mean China North East Petroleum Holdings Limited, a Nevada corporation, or the successor to all or substantially all of the assets or the voting stock of China North East Petroleum Holdings Limited which has assumed the Plan.

G. Disability shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that is expected to result in death or has lasted or can be expected to last for a continuous period of twelve months or more.

H. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

I. Exercise Date shall mean the date on which the option has been exercised in accordance with the applicable option documentation.

J. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time listed on the NYSE AMEX LLC, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the NYSE AMEX LLC and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) If the sales prices of the Common Stock is at the time quoted in the over-the-counter market on the electronic bulletin board, the last reported sales price or, if no such price is reported for such security, the average of the bid prices of all market makers for such security as report in the "pink sheets" by the  National Quotation Bureau, Inc., in each case for such date or, if such date was not a trading day for such security, on the next preceding date that was a trading day.

(iv) If the Common Stock is at the time neither listed on any stock exchange or the NYSE AMEX LLC, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate but shall be determined without regard to any restriction other than a restriction which, by its term will never lapse.

K. Incentive Option shall mean an option that satisfies the requirements of Code Section 422.

L. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

(i) such individual’s involuntary dismissal or discharge by the Corporation (or any Parent or Subsidiary) for reasons other than Misconduct, or

(ii) such individual’s voluntary resignation following (A) a change in his or her position with the Corporation (or any Parent or Subsidiary) which materially reduces his or her duties and responsibilities, (B) a reduction in his or her base salary by more than 15%, unless the base salaries of all similarly situated individuals are reduced by the Corporation or any Parent or Subsidiary employing the individual, or (C) a relocation of such individual’s place of employment by more than fifty miles, provided and only if such change, reduction or relocation is effected without the individual’s written consent.

M. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner; provided, however, that if the term or concept has been defined in an employment agreement between the Corporation and the Optionee or Participant, then Misconduct shall have the definition set forth in such employment agreement. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

N. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

O. Non-Statutory Option shall mean an option that does not satisfy the requirements of Code Section 422.

P. Option Grant Program shall mean the option grant program in effect under the Plan.

Q. Optionee shall mean any person to whom an option is granted under the Plan.

R. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

S. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

T. Plan shall mean the China North East Petroleum Holdings Limited Amended and Restated 2006 Stock Option/Stock Issuance Plan, as set forth in this document.

U. Plan Administrator shall mean either the Board or the Committee acting in its capacity as administrator of the Plan.

V. Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a member of the board of directors or an independent contractor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

W. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

X. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

Y. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Z. 10% Stockholder shall mean the owner of stock (after taking into account the constructive ownership rules of Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

AA. Unvested Shares shall mean shares of Common Stock which have not vested in accordance with the vesting schedule applicable to those shares or any special vesting acceleration provisions and which are subject to the Corporation’s repurchase right.

BB. Vested Shares shall mean shares of Common Stock which have vested in accordance with the vesting schedule applicable to those shares or any special vesting acceleration provisions and which are no longer subject to the Corporation’s repurchase right.

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED

NOTICE OF GRANT OF STOCK OPTION

Notice is hereby given of the following option grant (the “Option”) to purchase shares of the Common Stock of the Corporation:

Optionee: «Optionee»

Grant Date: «Grant Date»

Vesting Commencement Date: «Vesting Date»

Exercise Price: $ «Exercise Price» per share

Number of Option Shares: «Number of Shares» shares of Common Stock

Expiration Date: «Expiration Date»

Type of Option:	☐	Incentive Stock Option

	☒	Non-Statutory Option

Date Exercisable: Immediately Exercisable

Vesting Schedule: «Vesting Schedule»
Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the China North East Petroleum Holdings Limited Amended and Restated 2006 Stock Option/Stock Issuance Plan (the “Plan”). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee understands that any Option Shares purchased under the Option will be subject to the terms set forth in the Stock Purchase Agreement attached hereto as Exhibit B. Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit C and a copy of the Questions and Answers About Stock Option Grants in the form attached hereto as Exhibit D.

                Repurchase Rights. Optionee hereby agrees that the Option Shares acquired upon the exercise of the Option may be subject to certain repurchase rights and rights of first refusal exercisable by the Corporation and its assigns. The terms of such rights are specified in the attached Stock Purchase Agreement.

Representation. Optionee represents that this Option and the Option Shares are being acquired for Optionee’s own account, and not with a view to or for sale in connection with any distribution.

Prior Agreements. This Notice and the Stock Option Agreement, and the Stock Purchase Agreement when executed will, constitute the entire agreement and understanding of the Corporation and Optionee with respect to the terms of the Option and supersede all prior and contemporaneous written or verbal agreements and understandings between Optionee and the Corporation relating to such subject matter. Any and all prior agreements, understandings or representations relating to the Option are terminated and cancelled in their entirety and are of no further force or effect.

At Will Service Arrangement. Nothing in this Notice or in the attached Stock Option Agreement, Stock Purchase Agreement or Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

Definitions. Except as set forth herein, all capitalized terms in this Notice shall have the meaning assigned to them in the Plan or in the attached Stock Option Agreement.

Dated: «Dated»

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED

By:

OPTIONEE

Signature:
«Optionee»

Address:

EXHIBIT A

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED

STOCK OPTION AGREEMENT
(Incentive Stock Option)

A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees, members of the Board or the board of directors of any Parent or Subsidiary and independent contractors in the service of the Corporation (or any Parent or Subsidiary).

B. Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation’s grant of an option to Optionee.

C. Except as expressly provided herein, including the Appendix attached hereto, all capitalized terms in this Agreement shall have the meaning assigned to them in the Plan.

NOW, THEREFORE, it is hereby agreed as follows:

1. Grant of Option. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

2. Option Term. This option shall expire on the Expiration Date, unless sooner terminated in accordance with this Agreement.

3. Limited Transferability.

(a) This option shall be neither transferable nor assignable by Optionee other than by will or the laws of inheritance following Optionee’s death and may be exercised, during Optionee’s lifetime, only by Optionee.

(b) Notwithstanding the foregoing, if this option is designated a Non-Statutory Option in the Grant Notice, then this option may be assigned in whole or in part during Optionee’s lifetime to one or more members of Optionee’s family (as defined in Rule 701 promulgated by the Securities and Exchange Commission) or to a trust established for the benefit of one or more such family members or to Optionee’s former spouse, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment.

4. Dates of Exercise. This option shall become exercisable for the Option Shares as specified in the Grant Notice. If the option is exercisable in installments, then as the option becomes exercisable for such installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option under this Agreement.

5. Cessation of Service. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

(a) Should Optionee cease to remain in Service for any reason (other than death, Disability or Misconduct), then this option shall be exercisable for the number of Option Shares which were Vested Shares at the time of Optionee’s cessation of Service and shall remain exercisable until the earlier of (i) the close of business on the three month anniversary of the date Optionee’s Service ceases or (ii) the Expiration Date.

(b) Should Optionee cease to remain in Service by reason of death or Disability, then this option shall be exercisable for the number of Option Shares which were Vested Shares at the time of Optionee’s cessation of Service and shall remain exercisable until the earlier of (i) the close of business on the twelve month anniversary of the date Optionee’s Service ceases or (ii) the Expiration Date.

(c) No additional vesting will occur after the date the Optionee’s Service ceases, and this option shall immediately terminate with respect to the Unvested Shares. Upon the expiration of any post-Service exercise period or (if earlier) upon the Expiration Date, this option shall terminate with respect to the Vested Shares.

(d) Should Optionee’s Service be terminated for Misconduct or should Optionee otherwise engage in Misconduct while this option is outstanding, then this option shall terminate immediately with respect to all Option Shares.

6. Accelerated Vesting.

(a) Immediately prior to the effective date of the Change in Control, the Unvested Shares subject to this option shall automatically become Vested Shares, and this option shall become exercisable for all of the Option Shares. However, the Unvested Shares shall not vest on such an accelerated basis if and to the extent: (i) this option will be assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction or (ii) this option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the Unvested Shares at the time of the Change in Control (the excess of the Fair Market Value of those Unvested Shares over the Exercise Price payable for such shares) and provides for subsequent payout of that spread no later than the time Optionee would otherwise vest in the Option Shares as set forth in the Grant Notice.

(b) Immediately following the Change in Control, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

(c) If this option is assumed in connection with a Change in Control or otherwise continued in effect, then this option shall be appropriately adjusted, upon such Change in Control, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same. To the extent that the holders of Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation (or its parent) may, in connection with the assumption of this option, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

(d) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

7. Adjustment in Option Shares. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (a) the total number and/or class of securities subject to this option and (b) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

8. Stockholder Rights. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become the record holder of the purchased Option Shares.

9. Manner of Exercising Option.

(a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons permitted to exercise the option) must take the following actions:

    (i) Execute and deliver to the Corporation a Stock Purchase Agreement for the Option Shares for which the option is exercised;

    (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

(A) cash or check made payable to the Corporation; or

(B) a promissory note payable to the Corporation, but only to the extent authorized by the Plan Administrator in accordance with Paragraph 14. Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the Exercise Price may also be paid as follows:

(C) in shares of Common Stock (1) held by Optionee (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and (2) valued at Fair Market Value on the Exercise Date; or

(D) to the extent the option is exercised for Vested Shares, through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions (1) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (2) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale;

Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Stock Purchase Agreement delivered to the Corporation in connection with the option exercise.

(iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option;

(iv) Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of applicable securities laws; and

(v) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all applicable income and employment tax withholding requirements applicable to the option exercise.

(b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

(c) In no event may this option be exercised for any fractional shares.

10. REPURCHASE RIGHTS. ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF THE CORPORATION AND ITS ASSIGNS TO REPURCHASE THOSE SHARES IN ACCORDANCE WITH THE TERMS SPECIFIED IN THE STOCK PURCHASE AGREEMENT.

11. Compliance with Laws and Regulations.

(a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any applicable stock exchange or quotation system on which the Common Stock may be traded at the time of such exercise and issuance.

(b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained.

12. Successors and Assigns. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee’s permitted assigns and the legal representatives, heirs and legatees of Optionee’s estate, whether or not any such person shall have become a party to this Agreement or has agreed in writing to join herein and be bound by the terms hereof.

13. Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee’s signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or on the third day following deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

14. Financing. The Plan Administrator may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares (to the extent such Exercise Price is in excess of the par value of those shares) by delivering a full-recourse, interest-bearing promissory note secured by those Option Shares. The payment schedule and other terms of any such promissory note shall be established by the Plan Administrator in its sole discretion. However, any promissory note delivered by a consultant or independent contractor must be secured by collateral in addition to the purchased shares of Common Stock.

15. Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of this Agreement shall prevail. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

16. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without giving effect to that State’s choice of law or conflict-of-laws rules.

17. Stockholder Approval. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may be issued under the Plan as last approved by the stockholders, then this option shall be void with respect to such excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan. The inability of the Corporation to obtain stockholder approval shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained.

18. At Will Employment. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

19. Additional Terms Applicable to an Incentive Option. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

(a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (i) more than three months after the date Optionee ceases to be an Employee for any reason other than death or Disability or (ii) more than twelve months after the date Optionee ceases to be an Employee by reason of Disability.

(b) This option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option would otherwise first become exercisable in such calendar year would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock and any other securities for which one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed $100,000 in the aggregate. To the extent the exercisability of this option is deferred by reason of the foregoing limitation, the deferred portion shall become exercisable in the first calendar year or years thereafter in which the $100,000 limitation of this Paragraph 19(b) would not be contravened, but such deferral shall in all events end immediately prior to the effective date of a Change in Control in which this option is not to be assumed or otherwise continued in effect, whereupon the option shall become immediately exercisable as a Non-Statutory Option for the deferred portion of the Option Shares.

(c) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied to the option granted second.

APPENDIX

The following definitions shall be in effect under the Agreement:

A. Agreement shall mean this Stock Option Agreement.

B. Exercise Date shall mean the date on which the option shall have been exercised in accordance with this Agreement.

C. Exercise Price shall mean the exercise price payable per Option Share as specified in the Grant Notice.

If the sales prices of the Common Stock is at the time quoted in the over-the-counter market on the electronic bulletin board, the last reported sales price or, if no such price is reported for such security, the average of the bid prices of all market makers for such security as report in the "pink sheets" by the  National Quotation Bureau, Inc., in each case for such date or, if such date was not a trading day for such security, on the next preceding date that was a trading day.

D. Grant Date shall mean the date of grant of the option as specified in the Grant Notice.

E. Grant Notice shall mean the Notice of Grant of Stock Option accompanying this Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

F. Option Shares shall mean the shares of Common Stock subject to the option.

G. Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.

H. Plan shall mean the China North East Petroleum Holdings Limited Amended and Restated 2006 Stock Option/Stock Issuance Plan.

I. Stock Purchase Agreement shall mean the stock purchase agreement in the form determined by the Board.

AA. Unvested Shares shall mean the Option Shares which have not vested in accordance with the Vesting Schedule applicable to those shares or any special vesting acceleration provisions and which are subject to the Corporation’s right to repurchase those shares upon termination of Service.

BB. Vested Shares shall mean the Option Shares which have vested in accordance with the Vesting Schedule applicable to those shares or any special vesting acceleration provisions and which are no longer subject to the Corporation’s right to repurchase those shares upon termination of Service.

CC. Vesting Schedule shall mean the vesting schedule specified in the Grant Notice.

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED

STOCK OPTION AGREEMENT
(Non-Qualified Stock Option)

A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees, members of the Board or the board of directors of any Parent or Subsidiary and independent contractors in the service of the Corporation (or any Parent or Subsidiary).

B. Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation’s grant of an option to Optionee.

C. Except as expressly provided herein, including the Appendix attached hereto, all capitalized terms in this Agreement shall have the meaning assigned to them in the Plan.

NOW, THEREFORE, it is hereby agreed as follows:

1. Grant of Option. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

2. Option Term. This option shall expire on the Expiration Date, unless sooner terminated in accordance with this Agreement.

3. Limited Transferability.

(a) This option shall be neither transferable nor assignable by Optionee other than by will or the laws of inheritance following Optionee’s death and may be exercised, during Optionee’s lifetime, only by Optionee.

(b) Notwithstanding the foregoing, if this option is designated a Non-Statutory Option in the Grant Notice, then this option may be assigned in whole or in part during Optionee’s lifetime to one or more members of Optionee’s family (as defined in Rule 701 promulgated by the Securities and Exchange Commission) or to a trust established for the benefit of one or more such family members or to Optionee’s former spouse, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment.

4. Dates of Exercise. This option shall become exercisable for the Option Shares as specified in the Grant Notice. If the option is exercisable in installments, then as the option becomes exercisable for such installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option under this Agreement.

5. Cessation of Service. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

(a) Should Optionee cease to remain in Service for any reason (other than death, Disability or Misconduct), then this option shall be exercisable for the number of Option Shares which were Vested Shares at the time of Optionee’s cessation of Service and shall remain exercisable until the earlier of (i) the close of business on the three month anniversary of the date Optionee’s Service ceases or (ii) the Expiration Date.

(b) Should Optionee cease to remain in Service by reason of death or Disability, then this option shall be exercisable for the number of Option Shares which were Vested Shares at the time of Optionee’s cessation of Service and shall remain exercisable until the earlier of (i) the close of business on the twelve month anniversary of the date Optionee’s Service ceases or (ii) the Expiration Date.

(c) No additional vesting will occur after the date the Optionee’s Service ceases, and this option shall immediately terminate with respect to the Unvested Shares. Upon the expiration of any post-Service exercise period or (if earlier) upon the Expiration Date, this option shall terminate with respect to the Vested Shares.

(d) Should Optionee’s Service be terminated for Misconduct or should Optionee otherwise engage in Misconduct while this option is outstanding, then this option shall terminate immediately with respect to all Option Shares.

6. Accelerated Vesting.

(a) Immediately prior to the effective date of the Change in Control, the Unvested Shares subject to this option shall automatically become Vested Shares, and this option shall become exercisable for all of the Option Shares. However, the Unvested Shares shall not vest on such an accelerated basis if and to the extent: (i) this option will be assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction or (ii) this option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the Unvested Shares at the time of the Change in Control (the excess of the Fair Market Value of those Unvested Shares over the Exercise Price payable for such shares) and provides for subsequent payout of that spread no later than the time Optionee would otherwise vest in the Option Shares as set forth in the Grant Notice.

(b) Immediately following the Change in Control, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

(c) If this option is assumed in connection with a Change in Control or otherwise continued in effect, then this option shall be appropriately adjusted, upon such Change in Control, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same. To the extent that the holders of Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation (or its parent) may, in connection with the assumption of this option, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

(d) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

7. Adjustment in Option Shares. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (a) the total number and/or class of securities subject to this option and (b) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

8. Stockholder Rights. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become the record holder of the purchased Option Shares.

9. Manner of Exercising Option.

(a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons permitted to exercise the option) must take the following actions:

(i) Execute and deliver to the Corporation a Stock Purchase Agreement for the Option Shares for which the option is exercised;

(ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

(A) cash or check made payable to the Corporation; or

(B) a promissory note payable to the Corporation, but only to the extent authorized by the Plan Administrator in accordance with Paragraph 14. Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the Exercise Price may also be paid as follows:

(C) in shares of Common Stock (1) held by Optionee (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and (2) valued at Fair Market Value on the Exercise Date; or

(D) to the extent the option is exercised for Vested Shares, through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions (1) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (2) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale;

Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Stock Purchase Agreement delivered to the Corporation in connection with the option exercise.

(iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option;

(iv) Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of applicable securities laws; and

(v) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all applicable income and employment tax withholding requirements applicable to the option exercise.

(b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

 (v) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all applicable income and employment tax withholding requirements applicable to the option exercise.

(b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

(c) In no event may this option be exercised for any fractional shares.

10. REPURCHASE RIGHTS. ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF THE CORPORATION AND ITS ASSIGNS TO REPURCHASE THOSE SHARES IN ACCORDANCE WITH THE TERMS SPECIFIED IN THE STOCK PURCHASE AGREEMENT.

11. Compliance with Laws and Regulations.

(a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any applicable stock exchange or quotation system on which the Common Stock may be traded at the time of such exercise and issuance.

(b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained.

12. Successors and Assigns. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee’s permitted assigns and the legal representatives, heirs and legatees of Optionee’s estate, whether or not any such person shall have become a party to this Agreement or has agreed in writing to join herein and be bound by the terms hereof.

13. Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee’s signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or on the third day following deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

14. Financing. The Plan Administrator may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares (to the extent such Exercise Price is in excess of the par value of those shares) by delivering a full-recourse, interest-bearing promissory note secured by those Option Shares. The payment schedule and other terms of any such promissory note shall be established by the Plan Administrator in its sole discretion. [However, any promissory note delivered by a consultant must be secured by collateral in addition to the purchased shares of Common Stock.

15. Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of this Agreement shall prevail. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

16. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without giving effect to that State’s choice of law or conflict-of-laws rules.

17. Stockholder Approval. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may be issued under the Plan as last approved by the stockholders, then this option shall be void with respect to such excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan. The inability of the Corporation to obtain stockholder approval shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained.

18. At Will Employment. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

19. Additional Terms Applicable to an Incentive Option. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

(a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (i) more than three months after the date Optionee ceases to be an Employee for any reason other than death or Disability or (ii) more than twelve months after the date Optionee ceases to be an Employee by reason of Disability.

(b) This option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option would otherwise first become exercisable in such calendar year would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock and any other securities for which one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed $100,000 in the aggregate. To the extent the exercisability of this option is deferred by reason of the foregoing limitation, the deferred portion shall become exercisable in the first calendar year or years thereafter in which the $100,000 limitation of this Paragraph 19(b) would not be contravened, but such deferral shall in all events end immediately prior to the effective date of a Change in Control in which this option is not to be assumed or otherwise continued in effect, whereupon the option shall become immediately exercisable as a Non-Statutory Option for the deferred portion of the Option Shares.

(c) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied to the option granted second.

APPENDIX

The following definitions shall be in effect under the Agreement:

A. Agreement shall mean this Stock Option Agreement.

B. Exercise Date shall mean the date on which the option shall have been exercised in accordance with this Agreement.

C. Exercise Price shall mean the exercise price payable per Option Share as specified in the Grant Notice.

D. Expiration Date shall mean the close of business on the date on which the option expires as specified in the Grant Notice.

If the sales prices of the Common Stock is at the time quoted in the over-the-counter market on the electronic bulletin board, the last reported sales price or, if no such price is reported for such security, the average of the bid prices of all market makers for such security as report in the "pink sheets" by the  National Quotation Bureau, Inc., in each case for such date or, if such date was not a trading day for such security, on the next preceding date that was a trading day.

E. Grant Date shall mean the date of grant of the option as specified in the Grant Notice.

F. Grant Notice shall mean the Notice of Grant of Stock Option accompanying this Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

G. Option Shares shall mean the shares of Common Stock subject to the option.

H. Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.

I. Stock Purchase Agreement shall mean the stock purchase agreement in the form determined by the Board.

AA. Unvested Shares shall mean the Option Shares which have not vested in accordance with the Vesting Schedule applicable to those shares or any special vesting acceleration provisions and which are subject to the Corporation’s right to repurchase those shares upon termination of Service.

BB. Vested Shares shall mean the Option Shares which have vested in accordance with the Vesting Schedule applicable to those shares or any special vesting acceleration provisions and which are no longer subject to the Corporation’s right to repurchase those shares upon termination of Service.

CC. Vesting Schedule shall mean the vesting schedule specified in the Grant Notice.

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED

Annual Meeting of Stockholders
Monday, November 21, 2011
10:00 a.m., China Time
Foster Mansion
85 Pu Jiang Road, Suite 1413
Nang Gang, Harbin
People’s Republic of China 150010

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED	Proxy

This Proxy is solicited by the Board of Directors for use at the Annual Meeting on Monday, November 21, 2011.

The shares of common stock you hold in your account as of record on October 10, 2011, will be voted as you specify on the reverse side.  If no choice is specified, the proxy will be voted “FOR” Items 1, 2, 3 and 4 and “3 Years” on Item 5.

By signing the Proxy, you revoke all prior Proxies and appoint: Jingfu Li, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting or any adjournment or postponement thereof.

SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

 There are two ways to vote your Proxy.

VOTE BY FAX

•	Complete, sign and date the enclosed proxy card and fax front and back to Interwest Transfer Co., Inc. at (801) 277-3147

VOTE BY MAIL

•	Mark, sign and date your Proxy Card and return it in the postage-paid envelope provided or return it to Interwest Transfer Co., Inc. P.O. Box 17136, Salt Lake City, UT 84117

PLEASE DETACH PROXY CARD HERE
(Mark only one box below)

The Board of Directors recommends you vote FOR the following:

1. Election of Directors
Nominees:	FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐
01: Hongjun Wang
02: Jingfu Li
03: Ruishi Hu
04: Yau-Sing Tang
05: John Robert Nicholls

(Instruction: To withhold authority to vote for any individual nominee(s), mark (“FOR ALL EXCEPT’ and write the number(s) of the nominee(s) on the line provided to the right. ___________________________________

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:

2.  To ratify the appointment of Baker Tilly Hong Kong Limited as the Company’s independent registered public accounting firm.

☐ For	☐ Against	☐ Abstain

3.  To approve an amendment to the 2006 Stock Option / Stock Issuance Plan to increase the number of shares reserved thereunder by 2,500,000.

☐ For	☐ Against	☐ Abstain

4.  To approve a non-binding advisory resolution on the Company’s executive compensation.

☐ For	☐ Against	☐ Abstain

The Board of Directors recommends you vote for “3 YEARS” on proposal 5:

5. To approve a non-binding advisory resolution on the frequency of executive compensation advisory votes in the future.

☐ 1 year	☐ 2 years	☐ 3 years	☐ Abstain

6. Upon such other matters as may come before said meeting or any adjournments thereof, in the discretion of the Proxy holders.

Date:

Signature:
Signature Joint Owner:

Please sign exactly as name(s) appear on this Proxy. Joint owners should each sign personally. Corporation Proxies should be signed by authorized officer. When signing as executors, administrators, trustees, etc., give full title as such.

Address Change? Mark box and indicate changes above. ___